UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting   Material   Pursuant  to  Section   240.14a-11(c)  or  Section
      240.14a-12


                                DATIGEN.COM, INC.
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                DATIGEN.COM, INC.
                                207 Piaget Avenue
                            Clifton, New Jersey 07011


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

A special meeting of the stockholders of Datigen.com, Inc. ("Datigen") will be held on August 22, 2005, at 10:00 a.m., at the offices of Datigen, located at 207 Piaget Avenue, Clifton, New Jersey 07011, for the following purposes:

      1. To act on a proposal to change Datigen's state of incorporation from Utah to Nevada by the merger of Datigen with and into its wholly-owned subsidiary, Smart Energy Solutions, Inc., a Nevada corporation ("Smart Energy").

      2.    To authorize a change in the name of Datigen to Smart Energy.

      3. To authorize an increase in authorized common stock from 50,000,000 shares to 500,000,000 shares.

      4.    To authorize a class of 1,000,000 shares of preferred stock.

      5. To eliminate the personal liability of the directors for breaches of fiduciary duties.

      6. To provide for the mandatory indemnification by the company of the directors.

      7.    To change the number of directors of the company.

      8.    To change the purpose of the company.

      9. To increase the number of shares required to call a vote of the shareholders.

      10. To transact such other business as may properly be brought before a special meeting of the stockholders of Datigen or any adjournment thereof.

Only stockholders of record at the close of business on July 28, 2005 are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors,

Edward Braniff Chief Financial Officer

July 29, 2005

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.


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                                 PROXY STATEMENT

GENERAL

Solicitation of Proxies. This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, no par value (the "Common Stock"), of Datigen.com, Inc., a Utah corporation ("Datigen"), commencing on or about July 29, 2005, in connection with the solicitation of proxies by the Board of Directors of Datigen (the "Board") for use at the special meeting of the stockholders of Datigen (the "Meeting") to be held at the offices of Datigen, located at 207 Piaget Avenue, Clifton, NJ 07011 on August 22, 2005 at 10:00 A.M.

Vote Required for Approval. The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. Under
Section 16-10-725 of the Utah Law, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. A majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is required to approve each proposal. Any shares not voted at the Special Meeting, whether due to abstentions or broker non-votes, will have the same effect as a vote against each proposal.

Voting Your Proxy. Proxies in the form enclosed are solicited by the Board for use at the Meeting. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the change of Datigen's state of incorporation from Utah to Nevada, (2) to authorize a change in the name of Datigen to Smart Energy, (3) to authorize an increase in authorized common stock from 50,000,000 shares to 500,000,000 shares, (4) to authorize a class of 1,000,000 shares of preferred stock, (5) to eliminate the personal liability of the directors for breaches of fiduciary duties, (6) to provide for the mandatory indemnification by the company of the directors, (7) to change the number of directors of the company, (8) to change the purpose of the company and (9) to increase the number of shares required to call a vote of the shareholders.. The proxy may be revoked by a properly executed writing of the stockholder delivered to Datigen's President before the Meeting or by the stockholders at the Meeting before it is voted, by submitting a later-dated proxy or by attending the special meeting and voting your shares in person.

Record Date. The Board fixed the close of business on July 28 2005 as the record date for determining the stockholders of Datigen entitled to notice of and to vote at the Meeting.

Outstanding Shares. On the record date, there were 46,112,855 shares of Common Stock outstanding and entitled to vote. Said amount does not include the 10,421,750 shares which Datigen is obligated to issue to Aharon Y. Levinas in connection with the acquisition of the assets from Purisys described below, which will be issued subsequent to the Meeting if the shareholders authorize an increase in the number of shares.

Cost of Solicitation. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our company may solicit proxies by telephone, facsimile or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock.

Dissenter's Right. Stockholders are entitled to dissenter's rights as to the proposal to change Datigen's state of incorporation from Utah to Nevada.

                                 PROPOSAL NO. 1
                   APPROVAL OF REINCORPORATION OF THE COMPANY

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Datigen in Nevada ("Reincorporation"). These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as its appendices and the documents incorporated by reference in this Proxy Statement.

Q: Why is Datigen reincorporating in Nevada?

A: We believe that the Reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. Nevada has developed a flexible body of corporate law that is responsive to the needs of modern business. Nevada has taken affirmative steps to encourage corporations to establish themselves in the state of Nevada, including reduced filing fees and corporate taxes, expedited filing procedures and flexible policies. The Board believes that the advantages offered by the corporate laws of Nevada will make Datigen a more manageable corporation for accomplishing its business activities.


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


Q: What are the principal features of the Reincorporation?

A: The Reincorporation will be accomplished by a merger of Datigen with and into our wholly owned subsidiary, Smart Energy Solutions, Inc. ("Smart Energy"). One new share of Smart Energy common stock will be issued for each share of our Common Stock held by our stockholders on the record date for the Reincorporation. The shares of Datigen will cease to trade on the Over-The-Counter Bulletin Board market. The shares of Smart Energy will begin trading in their place beginning on or about the effective date of the Reincorporation under a new CUSIP number and a new trading symbol which has not yet been assigned. Options and warrants to purchase Common Stock of Datigen will also be exchanged or exchangeable for similar securities issued by Smart Energy without adjustment as to the number of shares issuable or the exercise price.

Q: How will the Reincorporation affect my ownership of Datigen?

A: After the effective date of the Reincorporation and the exchange of your stock certificates, you will own the same number of shares and the same class as you held immediately before the Reincorporation.

Q: How will the Reincorporation affect the owners, officers, directors and employees of Datigen?

A: Our officers, directors and employees will become the officers, directors and employees of Smart Energy after the effective date of the Reincorporation.

Q: How will the Reincorporation affect the business of Datigen?

A: Datigen is engaged in manufacturing, distributing, and selling its line of product known as the Battery Brain (the "Battery Brain"). If the Reincorporation is approved by the shareholders, Datigen (Utah) will cease to exist on the effective date of the Reincorporation; following the merger, the assets and liabilities of Smart Energy will consist solely of the assets and liabilities of Datigen, and Smart Energy will be engaged in the business activities in which Datigen is currently engaged. Smart Energy has no assets or liabilities and no previous operating history.- it has been formed for the sole purpose of changing the domicile of Datigen. If the Reincorporation is not approved, Datigen will continue its business as it is currently being conducted.

Q: How do I exchange certificates of Datigen for certificates of Smart Energy?

A: If the Reincorporation is approved by the stockholders, promptly after the effective date of the Reincorporation, you should receive a letter of transmittal and instructions for use in surrendering certificates representing your shares. Upon the surrender of each certificate formerly representing Common Stock, together with a properly completed letter of transmittal, such stock certificate shall be cancelled; upon such cancellation, each shareholder participating in the exchange will receive shares of Smart Energy common stock in exchange for their shares of common stock of Datigen. We will issue new share certificates representing the shares in Smart Energy. Until so surrendered and exchanged, each Datigen stock certificate shall represent solely the right to receive shares in Smart Energy. Smart Energy has no prior operating history, and, therefore, no prior trading market; however, we expect that the Smart Energy common shares will be able to trade on the OTCBB at or about the effective date of the Reincorporation.

Q: What happens if I do not surrender my certificates of Datigen?

A: You are not required to surrender certificates representing shares of Datigen to receive shares of Smart Energy. All shares of Datigen outstanding after the effective date of the Reincorporation continue to be valid. Until you receive shares of Smart Energy you are entitled to receive notice of or vote at stockholder meetings or receive dividends or other distributions on the shares of Datigen. However, if the Reincorporation is approved by the shareholders, the merger certificate will be filed and Datigen the Utah corporation will cease to exist. In such event, Datigen will cease to trade on the OTCBB and there will be no trading market for the Datigen stock certificates.


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Even if you do not surrender your Datigen certificates, you still have appraisal rights if you do not vote for the Reincorporation provided you follow properly your dissenter and appraisal rights as described below under "Dissenters' Rights".

Q: What if I have lost Datigen certificates?

A: If you have lost your Datigen certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

            Manhattan Transfer Registrar Company
            P.O. Box 756
            Miller Place, NY 11764
            Telephone: (631) 585-7341
            Facsimile: (631) 580-7766

Q: Can I require Datigen to purchase my stock?

A: Yes. Under the Utah Revised Business Corporation Act, you are entitled to appraisal and purchase of your stock as a result of the Reincorporation if you dissent to the Reincorporation.

Q: Who will pay the costs of Reincorporation?

A: Datigen will pay all of the costs of Reincorporation in Nevada, including distributing this Proxy Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our Common Stock. We do not anticipate contracting for other services in connection with the Reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q: Will I have to pay taxes on the new certificates?

A: We believe that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Smart Energy that you had in our Common Stock. No gain or loss will be recognized to the holders of capital stock of Datigen upon receipt of Smart Energy stock pursuant to the reincorporation, and no gain or loss will be recognized by the company. Datigen has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

Q: What effect does the Reincorporation have on the price volatility and liquidity of the shares of Datigen?

A: We cannot predict what effect the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

Q: What happens if the shareholders vote for the Reincorporation but do not vote to approve the proposed changes to the Articles and Bylaws of Datigen?

A: If the shareholders vote for the merger but do not vote to approve the change in the name of the company, the increase in the authorized share capital, the authorization of the preferred shares or any of the other proposed changes to the Articles and Bylaws, then Datigen will become a Nevada corporation with the Articles and Bylaws which are currently in effect.

Q: What happens if the shareholders do not vote for the Reincorporation but approve the proposed changes to the Articles and Bylaws of Datigen?

A: If the shareholders do not vote to reincorporate the company in Nevada but desire to maintain the existence of the company in Utah, the Board will file the applicable amendments to the Articles of Datigen in Utah to approve the specific change(s) approved by the shareholders. For example, if the shareholders vote to change the name of Datigen to "Smart Energy Solutions, Inc.", then an amendment will be filed to the Articles of Datigen in Utah to change the name of the company to such name.


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


BACKGROUND

Datigen was formed in 1999 as an Utah corporation. Until November, 2004, Datigen had been involved in various activities, including the development and marketing of various internet and internet related products and services, investment in trust deed notes secured by real property, and providing of concrete cutting and finishing services to persons seeking to comply with certain provisions of the American Disability Act of 1991 that require the removal of "trips hazards" from public sidewalks and ramps.

As discussed below, in November, 2004, a majority of Datigen's common stock was purchased by Amir Uziel and six other non-affiliated individuals, and Datigen's then directors and officers resigned and were replaced by Mr. Uziel. Since then, Datigen has ceased operating in the businesses that it had been operating in prior to such change in control. On March 23, 2005, Datigen purchased the assets related to a product known as the Battery Brain, including the patent and all other rights to the Battery Brain (the "Battery Brain Assets"), for the purpose of engaging in the manufacturing, distribution, and sale of the Battery Brain. As further described below, the Battery Brain is a device that is attached to a motor vehicle battery for the purpose of protecting the vehicle from battery failure and theft.

Datigen's Business Prior to November, 2004

Prior to November, 2004, Datigen had been involved in a number of different activities, which included the development of internet and internet related products and services and investments in trust deed notes secured by real property. Its principal business, though, was the provision of concrete cutting and finishing services to persons seeking to comply with certain provisions of the American Disability Act of 1991 that require the removal of "trips hazards" from public sidewalks and ramps.

On January 2, 2002, the Company paid $200,000 in cash and issued 175,000 shares of restricted common stock to trusts owned by M. Ballard Gardner and his wife Lola Gardner of Orem, Utah, in exchange for substantially all the assets Mr.
Gardner owned in the business of trip hazard removal and concrete cutting. Datigen did not acquire any of Mr. Gardner's receivables or assume any of his pre-existing liabilities. There was no relationship or affiliation between
Datigen and Mr. Gardner prior to the transaction. As a result of the transaction, 175,000 shares of Datigen's common stock, representing 20.59 percent of the outstanding shares, were issued to Mr. Gardner.

The assets acquired consisted primarily of equipment and supplies used in the trip hazard removal business, ongoing customer accounts, and methods of operation. The excess purchase price over equipment and supplies was allocated to goodwill. Datigen intended to pursue the business of trip hazard removal in Utah, and use Utah as a base to expand operations to other metropolitan areas through company and independent operator-owned businesses through its franchise program. Datigen developed this business under the service name "Precision Concrete Cutting." By December 31, 2003, Datigen had seven franchise operations. Until the spin-off of the concrete cutting business on November 9, 2004, Datigen had 8 franchise operations.

Datigen offered trip hazard removal services to public and private entities. The American Disability Act of 1991 ("ADA") requires removal of trip hazards from all public sidewalks and ramps. The ADA applies to all federal, state, county and municipal facilities. A trip hazard is defined in the Act as any vertical change over one-quarter inch at any joint or crack in sidewalks and ramps. Private property owners also have a need for trip hazard removal to mitigate potential liability for personal injury resulting from obvious trip hazards on their property.

Datigen marketed a concrete cutting and finishing service to municipalities, apartment owners, churches, hospitals, educational institutions, etc. The cutting system used was developed by M. Ballard Gardner, and uses a hand-held saw to cut through the concrete at the point of the hazard to angle off the vertical edge, and a grinder is then applied to finish the newly cut surface of the concrete. Mr. Gardner developed the cutting system in 1991, and had been successfully using it to service state, county, and municipal facilities, as well as private entities in Utah. The primary selling points of Datigen's system were that it:

o     required less time to remove the trip-hazard;

o     left a uniform finish on the concrete surface that has been cut;

o     was a long term solution to the trip-hazard problem; and


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o     was a cost effective solution, particularly for governmental entities that operate on tight budgets.

Other methods of trip hazard removal include the use of grinders, concrete planers, and scablers to grind down the vertical edge, or require removal and replacement of the affected area of the sidewalk or ramp. However, only grinding down the vertical edge leaves a rough unfinished surface, and is potentially damaging to the underlying concrete, thus creating a more expensive maintenance problem. Datigen's cutting system allowed Datigen to finish the surface and substantially reduces the risk of damage to the concrete as it places less stress on the concrete slab than grinding. Removing and replacing the affected area is a long-term solution, but it is more costly and time consuming. Consequently, Datigen did not believe that there was any other method of trip hazard removal that offered the full range of benefits offered by our cutting system.

Marketing the Trip Hazard Removal Services

Datigen offered its services under the service name "Precision Concrete Cutting." Datigen made personal service calls on prospective clients as well as meeting them at tradeshows. Prospective clients included federal, state, county, and municipal facilities, including school districts and universities. Datigen was successful in bidding on government contracts because its cutting system is a low cost, long-term solution for government entities. Datigen also marketed its services to churches and private businesses.

Each trip hazard removal project was bid separately on the basis of the number, size, and complexity of the hazards to be removed. The average cost of removing a one-quarter inch trip hazard on a standard sidewalk is approximately $48, and usually requires approximately one-half hour of labor to complete.

Datigen had a trademark for the name "Precision Concrete Cutting," which was accepted on the supplemental register.

Franchising

Datigen's objective prior to November, 2004, was to refine its method of operation and system for marketing the franchise opportunity. Datigen believed franchises are popular among persons who desire to own and operate their own business, because it provides to them the equipment and a system for starting a business without the time and expense of identifying and developing a business concept. During 2003, Datigen successfully sold two franchises in the following areas: Seattle, Washington and San Francisco, California. Total franchises in operation at December 31, 2003 were seven. As of November 9, 2004, total franchises in operation were eight.

Our franchise offering included:

o the equipment necessary for the trip hazard removal business, except for the vehicle the franchisee will need to transport equipment from job to job;

o marketing information and materials, including a system for estimating and bidding trip hazard removal projects, as well as a piece work accounting system;

o     a minimum of two weeks of initial training on how to operate the system;
      and

o     ongoing support and training.

During 2004 our standard franchise fee was $95,000. We charged a continuing monthly royalty of four percent of gross sales, excluding taxes, once the franchise reaches gross sales equal to the franchise fee. The franchise is for an initial term of 10 years and has specific territorial rights. The franchise agreement provided us with the right to terminate a franchisee for a variety of reasons, including insolvency or bankruptcy, failure to operate according to certain standards, understatement of gross sales, failure to pay fees, or material misrepresentation on an application for a franchise.

Competition in the Trip Hazard Removal Industry

In Utah, Datigen competed in providing the trip hazard removal services with other independently owned businesses that provide concrete grinding and replacement. There were a significant number of these businesses, particularly in the Salt Lake City and surrounding metropolitan areas, fragmenting the competitive market. Some of these businesses may have had greater financial, operational, and managerial resources than us. Datigen competed with these other businesses for trip hazard removal business on the basis of cost and service.


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There  were  a  substantial  number  of  established  regional,   national,  and
international  franchise  companies  that  offered a wide  variety  of  business opportunities  to  persons  seeking  to own and  operate  their own  businesses.
Virtually  all of  these  companies  had well  known  and  successful  franchise
systems,   that  made  these   companies  and  their   franchise   opportunities
substantially more attractive to many prospective franchisees than that of Datigen. Datigen intended to compete on the basis of cost and the profile of the business owner sought. Datigen's franchise opportunity had substantially lower cost of getting started than many franchises, because its trip hazard removal business can be operated from home with a pick-up truck and trailer so there is no need to make substantial capital expenditures to establish a business location and operation. Datigen's franchised business is fairly simple to operate, so Datigen targeted prospective franchisees that are not interested in businesses that require substantial management experience or capability to operate successfully.

Government Regulation of Trip Hazard Removal Services

The business of removing trip hazards is not subject to any meaningful government regulation. Datigen's franchise sales program was subject to Federal Trade Commission ("FTC") regulations and various state laws regulating the offer and sale of franchises. The FTC and various state laws required Datigen to furnish to prospective franchisees a franchise offering circular containing prescribed information. Fifteen states required registration of a franchise offering circular or a filing with state authorities. Substantive state laws that regulated the franchisor-franchisee relationship existed in a substantial number of states, and bills had been introduced in Congress from time to time, which provided for federal regulation of the franchisor-franchisee relationship in certain respects. The state laws often limited the duration and scope of non-competition provisions and the ability of a franchisor to terminate or refuse to renew a franchise, and may have required us to escrow franchise fees until we provided all equipment, materials, and service offered to Datigen's franchisees to start their business. In 2004, Datigen was registered to offer and sell franchises in two of the 15 states requiring registration, and completed an offering circular that complies with FTC regulations.

Disposition of Assets

On or about November 8, 2004, Datigen conveyed all of its assets relating to the concerte cutting business and transferred all of its liabilities to a Precision Concrete Cutting, Inc., a Utah corporation ("PCC"). PCC was an affiliated corporation owned by all of the then shareholders of Datigen. The conveyed assets included Datigen's checking and savings accounts, accounts receivables, equipment, goodwill, intellectual property, and all other assets of Datigen. PCC assumed all the liabilities of Datigen as of said date. The consideration for such conveyance was the issuance of 601,190 shares of the common stock of PCC to Datigen. These restricted shares were then distributed to the shareholders of Datigen as of November 19, 2004.

PCC agreed to indemnity Datigen and its affiliates from any liabilities and expenses which may arise in connection with the ownership or operation of any of the assets or business of PCC, including without limitation any obligations arising from any liability of PCC assumed from Datigen or related to the former business of Datigen.

Datigen's Business Since November, 2004

In November, 2004, a majority of Datigen's common stock was purchased by Amir Uziel and six other non-affiliated individuals, and Datigen's then directors and officers resigned and were replaced by Mr. Uziel. Subsequent to such change in control, Datigen ceased all of its business operations. On March 23, 2005,
Datigen entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Purisys, Inc., a New Jersey corporation ("Purisys"), and Aharon
Y. Levinas, the sole shareholder of Purisys. Pursuant to the Asset Purchase Agreement, Datigen purchased all the intellectual property relating to the Battery Brain product and the goodwill associated therewith and certain of the equipment relating to the product. The audited financial statements of Purisys as well as pro forma financial statements reflecting the acquisition of the Battery Brain are attached hereto as Appendix A. You are encouraged to review our Current Reports on Form 8-K filed with the Securities and Exchange Commission on December 17, 2004, March 1, 2005, March 28, 2005, and June 30, 2005, which discuss more thoroughly the terms of the acquisition of the Battery Brain. These reports are available through EDGAR at www.sec.gov.

Principal Products and their Markets

Datigen's principal product is the Battery Brain. The Battery Brain is a device that is attached to a motor vehicle battery for the purpose of protecting the vehicle from battery failure and theft. It is a small, box-shaped device, whose size and weight is comparable to that of a cellular phone. It attaches to the battery of a motor vehicle and performs two principal functions for the motor vehicle: prevention of battery failure and protection from theft. If the Battery Brain is attached to a car battery, and the car's operator leaves the lights on while the car is turned off, the Battery Brain will prevent the battery from failing, so that the car can be started again without having to recharge such battery. It works by preventing a battery from becoming drained below the level necessary for it to function. The Battery Brain is able to detect when the battery has reached such point and, upon such detection, it automatically disconnects the power from the battery so that the battery will not be drained any further. In addition, the Battery Brain protects the vehicle from being stolen by stopping the battery from powering the engine while the car is turned off, thereby preventing a potential thief from "hot wiring" the engine, a procedure commonly used by thieves to turn on the vehicle's engine without an engine key. The Battery Brain can be used on all types of motor vehicles, from passenger cars to light trucks to heavy trucks, buses, tractors, RVs, motorcycles, boats, handicap vehicles or any other motor vehicles that rely on batteries.

Datigen intends to market the Battery Brain throughout the United States, China, Israel, and other countries. Datigen will not dependent upon a small number of customers, as we intend to market the Battery Brain to all users of motor vehicles.

Distribution Methods of the Products

The Company is expanding engineering, manufacturing and warehouse capabilities, building a global distribution network, developing processes procedures and controls for contracting, inventory management and distribution agreements. Datigen has entered into agreements for the manufacture and distribution of the Battery Brain in the State of Israel and is negotiating agreements with manufacturers and distributors in the State of China.

Competition

Datigen expects to have a competitive advantage over competitors having products which the market might consider to be similar to the Battery Brain. We feel that the Battery Brain is differentiated from similar products offered by such competitors in a various important ways. The Battery Brain is the only product of its kind that will protect vehicles from battery failure due to the operation of any electrical accessory, including headlights, radios, trunk lights, interior lights, door lights, or due to unknown shorts in the electrical system. Similar products offered by competitors protect vehicles from battery failure due only to the operation of the headlights. The Battery Brain is also easier to install than other competitive products. Further, In order to reset the load (the energy source), most other competitive products require the operator of the vehicle to lift the hood, locate the device, and press a reset knob located on the device. The Battery Brain can be operated via a remote control.

Sources and Availability of Raw Materials; Names of Principal Suppliers

Datigen is not dependent upon a small number of suppliers for the raw materials used in the production of the Battery Brain as it expects to have alternative sources available and not to encounter any difficulties in obtaining such raw materials.

Intellectual Property

Datigen is the sole owner of the patent on the Battery Brain. Such patent does not expire until July 23, 2022.

Employees

Datigen currently has two full time employees. In addition, Datigen has retained five consultants.

Properties

Datigen currently leases office and warehouse space at 207 Piaget Avenue, Clifton, NJ 07011 pursuant to a twelve-month lease having a monthly lease rate of $3,000. Prior to November, 2004, Datigen used office space of approximately 250 square feet, provided by Joseph F. Ollivier, an officer and director, at 3191 North Canyon Road, Provo, Utah 84604. Datigen also leased on a month-to-month basis a commercial office and warehouse space located in Lindon, Utah at a monthly rental rate of $1,000.

Legal Proceedings

To date, Datigen is not involved in any pending litigation, nor is Datigen aware of any pending or contemplated proceedings against it. Datigen knows of no legal proceedings pending or threatened, or judgments entered against any of its directors or officers in their capacity as such.

Management's Discussion and Analysis of Financial Condition and Results of Operation

Forward-Looking Statements

This Proxy Statement contains forward-looking information. Forward-looking information includes statements relating to future actions, future performance, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings, objectives of management, and other such matters of Datigen. The Private
Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in Proxy Statement or may be incorporated by reference from other documents filed with the Securities and Exchange Commission by Datigen. You can find many of these statements by looking for words including, for example, "believes," "expects," "anticipates," "estimates" or similar expressions in this Proxy Statement or in documents incorporated by reference in this Proxy Statement. Datigen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

Datigen has based the forward-looking statements relating to Datigen's operations on management's current expectations, estimates and projections about Datigen and the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, Datigen's actual results may differ materially from those contemplated by these forward-looking statements. Any differences could result from a variety of factors, including, but not limited to the following:

o Datigen's ability to manufacture, market, and price the Battery Brain product;
o Datigen's ability to hire and maintain the personnel necessary to run the operations of Datigen;
o     the level of consumer spending for Datigen's product;
o the success of Datigen's marketing and promotion programs in obtaining market acceptance for its product;
o     market conditions affecting the prices of Datigen's product; and
o responsiveness of both the trade and consumers to Datigen's new product and marketing and promotion programs.

Plan of Operation

As of March 31, 2005, Datigen had minimal business operations, revenues, or assets. Over the next twelve months, we intend to engage in the manufacture, distribution and sale of the Battery Brain. The Company is expanding engineering, manufacturing and warehouse capabilities, building a global distribution network, developing processes procedures and controls for contracting, inventory management and distribution agreements.

Results of Operation

For the three months ended March 31, 2005, Datigen had minimal business operations. The Battery Brain Assets purchased from Purisys on March 23 produced minimal revenues in the last week of March. Datigen had $2,222 in sales of Battery Brain for the last week of March.

Datigen's operating expenses consist primarily of consulting costs. Datigen used consulting resources to help develop strategy, screen and recruit key executives, fill interim management positions and complete the acquisitions of the Purisys assets. Datigen's operating expenses for the three months ended March 31, 2005 were $399,281 as compared with $66,528 for the three months ended March 31, 2004. Such increase in operating expenses was primarily attributable to the transformation of the business from an inactive shell to an operating business. The new expenses include consulting fees of $374,680 which were paid to help Datigen begin sales of the Battery Brain product.

Off Balance Sheet Arrangements

Datigen does not have any off balance sheet arrangements.

Liquidity and Capital

Datigen intends to finance its operations by proceeds received from a private placement of shares of common stock for $0.15 per share and an ongoing private placement of units for $0.20 per unit, each unit consisting of one share of common stock, one Class A warrant giving the holder the right to purchase 1share of stock at $0.45, which is exercisable for 1 year from the date of issuance, and one Class B warrant giving the holder the right to purchase 1 share of stock for $0.75, which is exercisable for 3 years. As of June 27, 2005, Datigen has received in cash an aggregate of $1,272,031.90 as consideration for the sale of 5,740,000 units and an additional 866,666 shares. Datigen believes that the proceeds received from the private placements will be sufficient to satisfy Datigen's cash requirements for the next twelve (12) months.

REASONS FOR THE REINCORPORATION

We believe that Reincorporation in Nevada will give Datigen a greater measure of flexibility and simplicity in corporate governance than is available under Utah law. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by Datigen. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Nevada Law. Nevada corporate law, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Datigen's corporate legal affairs. For these reasons, the Board believes that Datigen's business and affairs can be conducted more advantageously if Datigen is able to operate under Nevada Law.

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Datigen with and into Smart Energy pursuant to an agreement and plan of merger (the "Plan of Merger"). Smart Energy is a wholly-owned subsidiary of Datigen, incorporated under the Nevada Revised Statutes (the "Nevada Law") for the sole purpose of effectuating the Reincorporation. Smart Energy has no operations and no assets or liabilities. If the Plan of Merger is approved, all the assets and liabilities of Datigen will become the assets and liabilities of Smart Energy. The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Utah, which filings will occur upon approval of Datigen's stockholders to the Reincorporation, or as soon as practicable thereafter (the "Effective Date"). This summary does not include all of the provisions of the Plan of Merger, a copy of which is attached hereto as Appendix B.

On the Effective Date of the Reincorporation, (i) any fractional shares of Smart Energy common stock that a holder of shares of Datigen Common Stock would otherwise be entitled to receive upon exchange of his Datigen Common Stock will be canceled with the holder thereof being entitled to receive one whole share of Smart Energy common stock, and (ii) each outstanding share of Datigen Common Stock held by Datigen shall be retired and canceled and shall resume the status of authorized and unissued Smart Energy common stock.

The Articles of Incorporation and Bylaws of Smart Energy are significantly different from the Articles of Incorporation and By-Laws of Datigen. Accordingly, an affirmative vote for the Plan of Merger does not necessarily represent a vote for the adoption by the shareholders of the Articles and Bylaws of Smart Energy. Since the adoption of the Articles and Bylaws of Smart Energy are separate actions distinct from the vote on the Plan of Merger, each of these differences between the Articles and By-Laws of Datigen from the Articles and Bylaws of Smart Energy are presented as separate proposals to be voted on at the Special Meeting. The vote for the Reincorporation is separate from the vote for the amendments to the Articles of Incorporation and By-Laws. Because of the differences between the Articles of Incorporation and By-Laws of Datigen and the laws of the State of Utah which govern Datigen, and the Articles of Incorporation and By-Laws of Smart Energy and the laws of the State of Nevada which govern Smart Energy, your rights as stockholders will be affected by the Reincorporation. See the information under "Significant Changes in Datigen's Charter and By-Laws" and "Comparative Rights of Stockholders under Utah and Nevada Law" for a summary of the differences between the Articles of Incorporation and By-Laws of Datigen and the laws of the State of Utah and the Articles of Incorporation and By-Laws of Smart Energy and the laws of the State of Nevada.

The new board of directors will consist of those persons presently serving on the board of directors of Datigen. The individuals who will serve as executive officers of Smart Energy are those who currently serve as executive officers of Datigen. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Nevada - Officers and Directors."

Datigen's business operations will continue at the offices located at 207 Piaget Avenue, Clifton, NJ 07011.

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the boards of directors of Datigen and Smart Energy at any time prior to the Effective Date. In addition, the Board of Datigen may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the stockholders of Datigen, alter or change the amount or kind of Smart Energy common stock to be received in exchange for or on conversion of all or any of Datigen Common Stock, alter or change any term of the Articles of Incorporation of Smart Energy (the "Smart Energy Articles") or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Datigen Common Stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. Approval by stockholders of the Reincorporation will constitute approval of the Plan of Merger, but not necessarily the adoption of the Articles of Incorporation and the Bylaws of Smart Energy. Each of the differences between the Articles of Datigen and Smart Energy and those of the Bylaws of Datigen and Smart Energy must be affirmatively adopted by the shareholders at the Special Meeting.

CORPORATE NAME

Immediately following the merger, Smart Energy will be the surviving corporation and its name will remain unchanged.

MATERIAL TAX CONSEQUENCES FOR STOCKHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The  Reincorporation is intended to qualify as a tax-free  reorganization  under
Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by Datigen or the stockholders as a result of the exchange of shares of Datigen Common Stock for shares of Smart Energy common stock upon consummation of the transaction. The Reincorporation and change of each share of Datigen's Common Stock into one share of Smart Energy common stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to the Smart Energy common stock received in exchange therefor.

Because of the complexity of the capital gains and loss provisions of the Code and because of the uniqueness of each individual's capital gain or loss situation, stockholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the Reincorporation of our company from a Utah corporation to a Nevada corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of Datigen will be those of Smart Energy.

PRICE VOLATILITY

We cannot predict what effect the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

APPRAISAL RIGHTS

Stockholders are entitled to dissenter's rights of appraisal as to the Reincorporation if they dissent thereto. See "Dissenters' Rights."

SIGNIFICANT CHANGES IN DATIGEN'S CHARTER AND BY-LAWS TO BE IMPLEMENTED IF THE SHAREHOLDERS APPROVE THE CHANGES TO THE ARTICLES AND BY-LAWS

Datigen was incorporated under the laws of the State of Utah and Smart Energy was incorporated under the laws of the State of Nevada. Upon the Reincorporation, the stockholders of Datigen will become stockholders of Smart Energy. Their rights as stockholders will be governed by Title 7, Chapter 78 of the Nevada Law.

If the shareholders approve the changes described in this proxy regarding the Articles of Incorporation and By-Laws of Smart Energy, the Articles of Incorporation and By-Laws of Datigen will no longer be applicable. There are significant differences between some of the provisions of the Articles and By-laws of Datigen as compared to some of the provisions of the Articles and Bylaws of Smart Energy. The other proposals to be voted upon at the Special
Meeting relate to these differences and are further explained in the other proposals contained in this Proxy.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER UTAH AND NEVADA LAW

The Nevada General Corporation Law (the "Nevada Code") differs from the Utah Revised Business Corporation Act (the "Utah Code") in certain respects. It is impractical to describe all such differences, but the following is a summary description of the more significant differences. This summary description is qualified in its entirety by reference to the Nevada Code and the Utah Code.

ELECTION AND REMOVAL OF DIRECTORS

In both Nevada and Utah, a director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, and a director may be removed during his or her term with or without cause. However, under the Nevada Code, such removal must be approved by the vote of not less than two thirds of the voting power of the corporation at a meeting called for that purpose; whereas under the Utah Code, such removal must be approved by a majority vote of the stockholders. Moreover, vacancies on the board of directors may be filled under the Nevada Code by the directors; whereas under the Utah Code, such vacancies may be filled by either the stockholders or the directors.

INSPECTION OF BOOKS AND RECORDS

In both Nevada and Utah, certain stockholders have the right to inspect certain books and records of the Corporation. In Nevada, such a right is available to any stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding at least 5% of all of its outstanding shares. In Utah, such a right is available to any stockholder (and such stockholder's agent or attorney) who provides the company with a written demand at least five business days before the date the stockholder wishes to make an inspection. Under the Nevada Code, the books and records that may be inspected are the company's stock ledger, a list of its stockholders, and its other books and records. Under the Utah Code, the books and records that may be inspected are (i) the articles of incorporation, bylaws, minutes of stockholders meetings for the previous three years, written communications to stockholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the stockholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the board of directors and stockholders (including minutes of meetings, written consents and waivers of notices), accounting records and stockholder lists. Under both the Utah and Nevada Codes, the inspection is to take place during normal business hours and copies of the inspected documents may be made by the stockholder.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

Both Nevada and Utah regulate transactions between a corporation and any of its directors or officers in which such director or officer is financially interested.

Under Nevada law, such  transactions are not  automatically  void or voidable if
(i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors, or (ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power, or (iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions, or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions.

Under Utah law provides that every director who, directly or indirectly, is party to, has beneficial interest in or is closely linked to a proposed corporate transaction that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction, unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was considered and thereafter the transaction was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of stockholders and thereafter the transaction was approved by a majority of the disinterested shares; or (c) can show that the transaction was fair and reasonable to the corporation.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

Nevada law permits corporations to indemnify its directors, officers, and other agents to a greater extent than Utah law.

Under Utah law, a corporation may indemnify a director, officer, or other agent only if such person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit.

      NEVADA. Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either: (i) by the stockholders;
(ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The Articles of Incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

      UTAH. Utah law permits a corporation, if so provided in its articles of incorporation, its bylaws or in a stockholder resolution, to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages due to any actions taken or any failure to take actions as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its stockholders; (c) payment of dividends to stockholders making the corporation insolvent; and (d) intentional violations of criminal law.

Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah charter documents permit indemnification of all such persons whom the corporation has the power to indemnify to the fullest extent legally permissible under Utah law. Utah law permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and (c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah charter documents permit such advances.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

      NEVADA. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

      UTAH. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) of the outstanding shares of the corporation voting in separate voting groups, if applicable). No vote of the stockholders of the surviving corporation in a merger is required if :(i) the articles of incorporation of the surviving corporation will not be changed; (ii) each stockholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger. Both Utah and Nevada law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that adversely affects a specific class of shares.

STOCKHOLDERS' CONSENT WITHOUT A MEETING

      NEVADA. Unless otherwise provided in the articles of incorporation or the bylaws, any actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after taking the actions, a written consent is signed by the stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an actions at a meeting, then that proportion of written consent is required. In no instance where action is authorized by written consent need a meeting of the stockholders be called or notice given.

      UTAH. Unless otherwise provided in the articles of incorporation, actions requiring the vote of stockholders may be taken without a meeting and without prior notice by one or more written consents of the stockholders having not less than the minimum number of votes that would be necessary to take such actions at a meeting at which all shares entitled to vote thereon were present and voted (if stockholder action is by less than unanimous written consent, notice must be provided to the stockholders who did not consent at least ten days before the consummation of the transactions, actions or event authorized by the stockholders). However, any written consent for the election of directors must be unanimous.

STOCKHOLDER VOTING REQUIREMENTS

      NEVADA. Unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the actions.

      UTAH. Unless the articles or incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for actions on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the articles of incorporation provide otherwise, if a quorum exists, actions on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the actions exceed the votes cast within the voting group opposing the actions. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation provide for such cumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the articles of incorporation provide alternative procedures for the exercise of cumulative voting.

DIVIDENDS

      NEVADA. A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

      UTAH. A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

ANTITAKEOVER PROVISIONS

      UTAH. The Utah Control Share Acquisitions Act provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Stockholder approval may occur at the next annual meeting of the stockholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the stockholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the stockholders do not grant voting rights to control shares. (The Company's current Articles of Incorporation have no such provision). If the stockholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, stockholders may be entitled to dissenters' rights under the Utah Code. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with the Utah Code or (iii) under certain other specified circumstances.

      NEVADA. Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 stockholders, with at least 100 stockholders of record being Nevada residents, and that do business directly or indirectly in Nevada. At present, Datigen has fewer than 100 Nevada residents as record stockholders. Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute).The Nevada Code also restricts a "business combination" with "interested stockholders", unless certain conditions are met, with respect to corporations which have at least 200 stockholders of record. A "business combination" includes (a) any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder," (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested stockholder," or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder." An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock. A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested stockholder" or
(ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

APPRAISAL RIGHTS; DISSENTERS' RIGHTS

      UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting stockholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the stockholder's shares. The fair value is estimated by the corporation. However, if the stockholder is unwilling to accept the corporation's estimate, the stockholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation is to apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the board of directors provide otherwise, stockholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the stockholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

      NEVADA. Nevada Law similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the National Association of Securities Dealers, Inc. or are held by at least 2,000 stockholders of record, unless the stockholders are required to accept in exchange for their shares anything other than cash or (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 stockholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii). Also, the Nevada Code does not provide for dissenters' rights in the case of a sale of assets.

SPECIAL MEETINGS OF STOCKHOLDERS

      UTAH. Special meetings of the stockholders may be called by: (i) the board of directors, (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

      NEVADA. The Nevada Code provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders. Smart Energy's current Articles of Incorporation do not include any such provision. The current Bylaws of Smart Energy provide that a special meeting of stockholders may be called by the board of directors, the president, or a majority of the stockholders of record of all shares entitled to vote.

STOCKHOLDERS' CONSENT WITHOUT A MEETING

      UTAH. Unless otherwise provided in the articles of incorporation, action requiring the vote of stockholders may be taken without a meeting and without prior notice by one or more written consents of the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if stockholder action is by less than unanimous written consent, notice shall be provided to the stockholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the stockholders). However, any written consent for the election of directors must be unanimous and the stockholders of any corporation in existence prior to July 1, 1992, are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the stockholders are only permitted to act by unanimous written consent.

      NEVADA. The Nevada Code permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the Nevada Code requires notice of the taking of such action be sent to those stockholders who have not consented in writing within ten days of the date such stockholder authorization is granted.

DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION

      Stockholders of Datigen will have dissenters' rights under Utah law as a result of the proposed Reincorporation. Stockholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in Sections 16-10(a)-1301 et seq. of the Utah Code. A copy of these sections is attached hereto as Appendix C to this Proxy Statement. The material requirements for a stockholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any stockholder wishing to assert such rights.

      Under the Utah Code, such dissenters' rights will be available only to those stockholders of Datigen who (i) object to the proposed Reincorporation in writing prior to or at the Special Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and
(ii) do not vote any of their shares in favor of the proposed Reincorporation at the Special Meeting. Within ten days after the effective date of the Reincorporation, Smart Energy will send to each stockholder who has satisfied both of the foregoing conditions a written notice in which Smart Energy will notify such stockholders of their right to demand payment for their shares and will supply a form for dissenting stockholders to demand payment. Stockholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting stockholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction. Upon receipt of each demand for payment, Smart Energy will pay each dissenting stockholder the amount that Smart Energy estimates to be the fair value of such stockholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting stockholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Smart Energy may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events. Any dissenter who does not wish to accept the payment or offer made by Smart Energy must notify Smart Energy in writing of his or her own estimate of the fair value of the shares within 30 days after the date Smart Energy makes or offers payment. If the dissenting stockholder and Smart Energy are unable to agree on the fair value of the shares, then Smart Energy will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Smart Energy does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting stockholders must be a party to the proceeding, and all such stockholders will be entitled to judgment against Smart Energy for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Smart Energy unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Smart Energy. Both Smart Energy and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Smart Energy in exchange for shares. In such event the stockholder would still hold the appropriate number of shares of Smart Energy.

Stockholders of Datigen are entitled under Utah law to dissent from approval of the Reincorporation and obtain payment from Smart Energy of the fair value of shares held by the stockholder. "Fair value" of a dissenter's shares means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in value on account of anticipation of the corporate action. However, upon compliance with the dissenter's rights provisions described below, dissenters may not be entitled to immediately receive cash payment for their shares due to provisions of the Utah Code that prohibit redemptions of shares in cash where the corporation "would not be able to pay its debts as they become due in the usual course of business" or "the corporation's total assets would be less than the sum of its total liabilities" (Utah Code Section 16-10a-640(3)). The Board has determined that if any significant number of stockholders exercised dissenter's rights, Smart Energy would likely be unable to pay such cash payments if, as a result of such payment, Smart Energy would be rendered unable to pay its debts as they come due or its liabilities exceed its assets. In such case, the Board may legally only be able to issue promissory notes to any dissenting stockholders for the fair value of their shares, the interest and principal of which would be payable only at an undetermined future date and only if and when funds are legally available for payment as provided in the Utah Code. The issuance of such notes would be subject to compliance with the registration or exemption provisions of the Securities Act of 1933 and such notes would be restricted securities that would not be transferable without compliance with the requirements of the Securities Act of 1933. The principal amount of the notes would be determined based on the fair value of the dissenter's stock as of the meeting date.

OUR RECOMMENDATION TO STOCKHOLDERS

Taking into consideration all of the factors and reasons for the Reincorporation set forth above and elsewhere in this Proxy Statement, the Board has approved the Reincorporation and recommends that stockholders of Datigen vote FOR approval of the Reincorporation and Plan of Merger. IN THE EVENT THAT THIS PROPOSAL NO. 1 IS APPROVED BUT PROPOSALS NUMBERED 2 THROUGH 9 REGARDING THE CHANGES IN THE COMPANY'S ARTICLES AND BYLAWS ARE NOT APPROVED, THE BOARD OF DATIGEN WILL NOT CONTINUE WITH THE PLAN OF MERGER AND DATIGEN WILL REMAIN AN UTAH CORPORATION.

                                 PROPOSAL NO. 2
            CHANGE IN THE COMPANY'S NAME FROM "DATIGEN.COM, INC." TO
                         "SMART ENERGY SOLUTIONS, INC."

The Board is asking the shareholders to authorize a change in the name of the company from its current name to "Smart Energy Solutions, Inc." As previously reported on our report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 28, 2005, Datigen has acquired the Battery Brain from Purisys, Inc., a non-affiliated New Jersey corporation. Since Datigen intends to commence operations relating to the manufacturing, marketing and selling the Battery Brain, the Board has determined that the name of the company should be changed to reflect such operations.

OUR RECOMMENDATION TO SHAREHOLDERS

The Board has approved the change in the name of the Company to "Smart Energy Solutions, Inc." and recommends that stockholders of Datigen vote FOR approval of the change in the name of Datigen. IN THE EVENT THAT THIS PROPOSAL NO. 2 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF DATIGEN FROM UTAH TO NEVADA IS NOT APPROVED, THE BOARD OF DATIGEN WILL FILE AN AMENDMENT TO THE ARTICLES OF DATIGEN IN UTAH SIMILAR TO THE ATTACHED APPENDIX D TO CHANGE THE NAME OF THE COMPANY.

                                 PROPOSAL NO. 3
           INCREASE IN THE NUMER OF AUTHORIZED SHARES OF COMMON STOCK


As of the record date, the authorized capital of Datigen, on the record date, consisted of 50,000,000 shares of Common Stock, no par value. Approximately 46,112,855 shares of Datigen Common Stock were outstanding. The authorized capital of Smart Energy, which will be the authorized capital of Datigen if so approved by the shareholders, consists of 500,000,000 shares of common stock, no par value and 1,000,000 shares of preferred stock, no par value (the "Smart Energy Preferred Stock"). The approval of this proposal will not affect total stockholder equity but will increase the authorized capitalization of Datigen.

Datigen is currently obligated to issue more shares that it is authorized to issue. Mr. Levinas, the sole principal of Purisys, is entitled to 10,421,750 shares, but agreed that such shares should not be issued until and unless the shareholders approve the increase in the authorized capital of Datigen. In addition, Mr. Levinas is entitled to additional shares of common stock (an amount which would equal 20% of the outstanding share capital on a fully-diluted basis (calculated as of said date)) if prior to March 23, 2007 Datigen fails to
(a) consummate an equity raise of not less than $1,500,000 dollars at a post-money valuation of not less than $12,000,000; provided, that all equity raises within 120 days after March 23, 2005 which are based on a post-money valuation which is $10,500,000 or greater, shall be counted toward the $1,500,000; or (b) generate revenue for the Battery Brain in the aggregate amount of $2,000,000.

There are currently 5,740,000 Class A Warrants and 5,740,000 Class B Warrants outstanding. The Class A Warrant entitles the holder the right to purchase 1 share of stock at $0.45, which is exercisable for 1 year from the date of issuance. The Class B warrant entitles the holder the right to purchase 1 share of stock for $0.75, which is exercisable for 3 years from the date of issuance. When the warrants become exercisable, the company will need to issue shares of common stock to the investor if the warrants are exercised. Currently, Datigen does not have sufficient shares authorized to honor its obligations to the warrant holders. Furthermore, Datigen is currently raising capital through the issuance of units, and needs to have additional shares of common stock available to continue conducting this private placement.

For all the foregoing reasons, Datigen needs to increase its authorized share capital.


The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Smart Energy common stock and, if and when issued, would have the same rights and privileges as the currently outstanding shares of Common Stock. Current stockholders do not have preemptive rights under Datigen's Certificate of Incorporation, and will not have such rights with respect to these additional authorized shares of Common Stock. When the Board elects to issue additional shares of Common Stock, such issuance will have a dilutive effect on the voting power and percentage ownership of Datigen, and an adverse effect on the market price of the common stock and the continuation of the current management of Datigen. The Board believes that the issuance of additional shares to raise capital and to consummate the transaction to acquire Batter Brain outweighs any of the disadvantages associated with the increase in the authorized shares of Common Stock.

The Board further believes that it is in Datigen's best interests to increase the number of authorized shares of Common Stock in order to provide Datigen with the flexibility to issue Common Stock without further action by Datigen's stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the
purchase  of  property,   the  use  of  additional  shares  for  various  equity
compensation and other employee benefit plans of Datigen or of acquired companies, the acquisition of other companies, and other bona fide purposes.


OUR RECOMMENDATION TO SHAREHOLDERS

The Board has approved the change in the Articles of Datigen from having 50,000,000 shares of common stock authorized to the change in the Articles of Smart Energy providing for 500,000,000 shares of common stock authorized and recommends that shareholders of Datigen vote FOR approval of the increase in the number of authorized shares of common stock. IN THE EVENT THAT THIS PROPOSAL NO. 3 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF DATIGEN FROM UTAH TO NEVADA IS NOT APPROVED, THE BOARD OF DATIGEN WILL FILE AN AMENDMENT TO THE ARTICLES OF DATIGEN IN UTAH SIMILAR TO THE ATTACHED APPENDIX D TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY.

                                 PROPOSAL NO. 4
                    ADOPTION OF "BLANK CHECK" PREFERRED STOCK

The current Articles of Datigen do not authorize the company to issue "blank check" preferred stock. The Board has determined that having "blank check" Preferred Stock would facilitate corporate financing and other plans of Datigen, which are intended to foster its growth and flexibility. The Board believes that the Smart Energy Preferred Stock may assist Datigen in achieving its business objectives by making financing easier to obtain. Under the terms of the Smart Energy Preferred Stock, the Board would be empowered, with no need for further stockholder approval, to issue Smart Energy Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. That is the reason the Smart Energy Preferred Stock is referred to as "blank check preferred stock". The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in Datigen's capital structure than currently exists. The Board will be permitted to issue Smart Energy Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of Smart Energy Preferred Stock could be issued publicly or privately, in one or more series, and each series of Smart Energy Preferred Stock could rank senior to the Common Stock of Datigen with respect to dividends and liquidation rights. There are no present plans, understandings or agreements for, and Datigen is not engaged in any negotiations that will involve, the issuance of Smart Energy Preferred Stock.

Even though not intended by the Board, the possible overall effect of the existence of Smart Energy Preferred Stock on the holders of Datigen Common Stock may include the dilution of their ownership interests in Datigen, the continuation of the current management of Datigen, prevention of mergers with or business combinations by Datigen and the discouragement of possible tender offers for shares of Common Stock.

Upon the conversion into Common Stock of shares of Smart Energy Preferred Stock issued with conversion rights, if any, the Common Stock holders' voting power and percentage ownership of Datigen would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Smart Energy Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of Datigen.

If shares of Smart Energy Preferred Stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by Datigen. These factors could discourage attempts to purchase control of Datigen even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of Smart Energy Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to stockholders generally.

If shares of Smart Energy Preferred Stock are issued with conversion rights, the attractiveness of Datigen to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or Smart Energy Preferred Stock necessary to gain control of Datigen may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

The ability of the Board, without any additional stockholder approval, to issue shares of Smart Energy Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of Smart Energy Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the Smart Energy Preferred Stock outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire Datigen to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the stockholders' interests. It is also the Board's view that the existence of Smart Energy Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of Datigen and which is in the interests of its stockholders.

OUR RECOMMENDATION TO SHAREHOLDERS

Taking into consideration all of the factors and reasons set forth above for the change in the Articles of Datigen from not having authorization to issue preferred shares of common stock to the change in the Articles of Smart Energy providing for the authorization of blank check preferred shares, the Board recommends that shareholders of Datigen vote FOR approval of the authorization provided in the Articles of Smart Energy to issue up to 1,000,000 shares of preferred stock. IN THE EVENT THAT THIS PROPOSAL NO. 4 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF DATIGEN FROM UTAH TO NEVADA IS NOT APPROVED, THE BOARD OF DATIGEN WILL FILE AN AMENDMENT TO THE ARTICLES OF DATIGEN IN UTAH SIMILAR TO THE ATTACHED APPENDIX D TO AUTHORIZE THE COMPANY TO ISSUE PREFERRED STOCK.


                                 PROPOSAL NO. 5
               ELIMINATION OF THE PERSONAL LIABILITY OF DIRECTORS


The Smart Energy Articles of Incorporation (the "Smart Energy Articles") contain a provision limiting or eliminating, with certain exceptions, the liability of directors to Smart Energy and its stockholders for monetary damages for breach of their fiduciary duties. The Datigen Articles contains no similar provision. The Board believes that such a provision will better enable Smart Energy to attract and retain as directors responsible individuals with the experience and background required to direct Smart Energy's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect, the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

The Nevada legislature considered such developments a threat to the quality and stability of the governance of Nevada corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1987 the Nevada legislature adopted amendments to the Nevada Revised Statues which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its stockholders for monetary damages for breach of their fiduciary duties and to purchase insurance to provide protection to directors. Similar charter provisions limiting a director's liability are permitted under Utah law. However, Datigen's Articles contain no such provision.

The Board believes that the limitation on directors' liability permitted under Nevada Law will assist Smart Energy in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Smart Energy, inasmuch as the Smart Energy Articles provide that to the fullest extent that the Nevada Law now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Smart Energy or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Smart Energy's directors will not be liable for monetary damages for acts or omissions occurring on or after the effective date of the Reincorporation, even if they should fail through negligence or gross negligence to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Smart Energy Articles would not limit or eliminate any liability of directors for acts or omissions occurring prior to the effective date. As provided under Nevada law, the Smart Energy Articles cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Smart Energy; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under Nevada law; or transactions from which a director derived an improper personal benefit. Further, the Smart Energy Articles would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Smart Energy Articles pertain to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, the Smart Energy Articles would not affect a director's liability to third parties or under the federal securities laws.

The Smart Energy Articles are worded to incorporate any future statutory revisions limiting directors' liability. The Smart Energy Articles provide, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

Datigen has not received notice of any lawsuit or other proceeding to which the Smart Energy Articles might apply. In addition, the provision is not being included in the Smart Energy Articles in response to any director's resignation or any notice of an intention to resign. Accordingly, Smart Energy is not aware of any existing circumstances to which the provision might apply. The Board recognizes that the Smart Energy Articles may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Smart Energy and its stockholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board believes that the Smart Energy Articles are in the best interests of Smart Energy and its stockholders, since they should enhance Smart Energy's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board believes that the Smart Energy Articles may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

The Smart Energy Articles may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of Smart Energy could result in increased expense to Smart Energy. Smart Energy believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Smart Energy's governance. The Board has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because the Smart Energy Articles deal with the potential liability of directors, the members of the Board may be deemed to have a personal interest in effecting the Reincorporation.

OUR RECOMMENDATION TO SHAREHOLDERS

Taking into consideration all of the factors and reasons set forth above for including a provision limiting or eliminating, with certain exceptions, the liability of the directors for monetary damages for breach of their fiduciary duties, the Board recommends that shareholders of Datigen vote FOR the approval of including such provision in the Articles of Smart Energy. IN THE EVENT THAT THIS PROPOSAL NO. 5 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE
REINCORPORATION OF DATIGEN FROM UTAH TO NEVADA IS NOT APPROVED, THE BOARD OF DATIGEN WILL FILE AN AMENDMENT TO THE ARTICLES OF DATIGEN IN UTAH SIMILAR TO THE ATTACHED APPENDIX D TO LIMIT THE PERSONAL LIABILITY OF THE DIRECTORS OF THE COMPANY.



                                 PROPOSAL NO. 6
                     MANDATORY INDEMNIFICATION OF DIRECTORS

Section 8.3 of the current Datigen By-Laws provides that there shall be mandatory indemnification only if the director is successful in the defense of the proceeding for reasonable expenses incurred by him in connection with a proceeding. Section 8.2 further provides that the company may not indemnify a director if the director was adjudged liable to the company or if he derived an improper personal benefit. Datigen is permitted to indemnify a director only if he reasonably believed that his condict was in, or not opposed to the company's best interests. Any permissive indemnification must be approved by the majority of the directors or shareholders.

The proposed Smart Energy Bylaws authorizes broad indemnification rights which the company may provide to their directors, officers and other corporate agents. The Smart Energy Articles reflect the provisions of Nevada Law, as amended, and, as discussed below, provide broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he or she may incur substantial expenses and attorneys' fees if he or she is called as a witness or otherwise becomes involved in the proceeding. Although Datigen's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he or she may become involved may exceed any benefit to such individual from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

The broad scope of indemnification now available under Nevada Law will permit Smart Energy to offer its directors and officers greater protection against these risks. The Board believes that such protection is reasonable and desirable in order to enhance Smart Energy's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Smart Energy with regard to the best interests of Smart Energy and its stockholders.

The Smart Energy Bylaws are quite different from the Datigen By-Laws and require indemnification of Smart Energy's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Smart Energy or is or was serving at the request of Smart Energy as a director or officer of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise at the request of Smart Energy. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the Nevada Law requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Smart Energy if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for losses, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Smart Energy. Under Nevada Law Smart Energy may, although it has no present intention to do so, by action of the Board, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Smart Energy Articles provide that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

Nevada Law authorizes, and the Smart Energy Articles adopt such authorization of Smart Energy to purchase and maintain indemnity insurance, if it so chooses to guard against future expense. Nevada Law also provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Smart Energy Articles provide that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nevada Law also provides that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

Under Utah Law, as with Nevada Law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Nevada Law and the Smart Energy Articles, Smart Energy will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Datigen Articles or expressly provided for under Nevada or Utah Law.

Insofar as the Smart Energy Articles provide indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board recognizes that Smart Energy may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Smart Energy Articles, which are intended to be as broad as possible under applicable law. Because directors of Smart Energy may personally benefit from the indemnification provisions of the Smart Energy Articles, the members of the Board may be deemed to have a personal interest in the effectuation of the Reincorporation.

OUR RECOMMENDATION TO SHAREHOLDERS

Taking into consideration all of the factors and reasons set forth above regarding the indemnification of directors, the Board recommends that shareholders of Datigen vote FOR the approval of the Articles and By-Laws of Smart Energy providing for broad indemnification provisions. IN THE EVENT THAT THIS PROPOSAL NO. 6 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE
REINCORPORATION OF DATIGEN FROM UTAH TO NEVADA IS NOT APPROVED, THE BOARD OF DATIGEN WILL FILE AN AMENDMENT TO THE ARTICLES OF DATIGEN IN UTAH SIMILAR TO THE ATTACHED APPENDIX D TO PROVIDE FOR MANDATORY INDEMNIFICATION OF THE DIRECTORS.


                                 PROPOSAL NO. 7
             CHANGES IN THE MINIMUM AND MAXIMUM NUMBER OF DIRECTORS

The current Datigen Articles and By-Laws have conflicting provisions regarding the minimum number of directors of the company. Article VI of the Articles provides that Datigen should have no less than 2 directors, but Section 3.2 of the Datigen By-Laws provides that the company shall not have less than 3 directors. The By-Laws provide for a maximum of 9 directors.

The proposed Smart Energy Bylaws provide that the number of directors of the company shall be a minimum of 1 director and a maximum of 9 directors.

The proposal regarding the change in the number of directors shall eliminate any confusion or ambiguity inherent in the Datigen constituent documents. The proposed change provides flexibility to the company to have the number of directors it considers appropriate.

OUR RECOMMENDATION TO SHAREHOLDERS

The Board recommends that shareholders of Datigen vote FOR the approval of the Articles and By-Laws of Smart Energy providing for a minimum of 1 director and a maximum of 9 directors. IN THE EVENT THAT THIS PROPOSAL NO. 7 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF DATIGEN FROM UTAH TO NEVADA IS NOT APPROVED, THE BOARD OF DATIGEN WILL AMEND THE BYLAWS OF DATIGEN SIMILAR TO THE ATTACHED APPENDIX D TO PROVIDE FOR A MINIMUM OF ONE DIRECTOR AND A MAXIMUM OF 9 DIRECTORS.


                                 PROPOSAL NO. 8
                      CHANGE IN THE PURPOSE OF THE COMPANY

The current Datigen Articles provide that the company was established for the purpose of the development and marketing of various Internet and Internet related products and services. Datigen is no longer in this business, and has not been in this business for several years.

The proposed Smart Energy Articles provide that the nature of the business of the corporation and the objects or the purposes to be transacted, promoted, or carried on by it are broad and general - to engage in any lawful activity. Although Datigen intends to engage in the manufacturing, distribution, and sale of the Battery Brain, it is more prudent to maintain a general, all purpose provision for the business of the company.

OUR RECOMMENDATION TO SHAREHOLDERS

The Board recommends that shareholders of Datigen vote FOR the approval of the Articles of Smart Energy providing for the company to have the authority to engage in any lawful business rather than Internet and Internet related products and services, which the Datigen Articles currently provide. IN THE EVENT THAT THIS PROPOSAL NO. 8 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE
REINCORPORATION OF DATIGEN FROM UTAH TO NEVADA IS NOT APPROVED, THE BOARD OF DATIGEN WILL FILE AN AMENDMENT TO THE ARTICLES OF DATIGEN IN UTAH SIMILAR TO THE ATTACHED APPENDIX D TO PROVIDE FOR THE COMPANY TO HAVE THE AUTHORITY TO ENGAGE IN ANY LAWFUL BUSINESS.

                                 PROPOSAL NO. 9
                    INCREASE IN THE MINIMUM NUMBER OF SHARES
                REQUIRED TO CALL A SPECIAL SHAREHOLDERS' MEETING

The current Datigen By-Laws provide that the company must call a special meeting of the shareholders if no less than shares representing 10% of the issued and outstanding shares vote for such a meeting.

The proposed Smart Energy By-Laws provide that the holders of a majority of the outstanding shares of capital stock of the company must vote to call a special shareholders' meeting. While this requirement makes it more difficult for the shareholders of the company to call for special meetings, the Board feels that this provision is more appropriate for a public company. The increase in the minimum number of shares required to call a special shareholders' meeting may deter hostile takeover attempts because of the higher number of shares required to call for a shareholders' meeting. The Board believes that this provision will enhance the Board's opportunity to fully consider and effectively negotiate in the context of a takeover event.

OUR RECOMMENDATION TO SHAREHOLDERS

The Board recommends that shareholders of Datigen vote FOR the approval of the Articles of Smart Energy providing for the increase in the minimum number of shares required to call a special shareholders' meeting. IN THE EVENT THAT THIS PROPOSAL NO. 9 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF DATIGEN FROM UTAH TO NEVADA IS NOT APPROVED, THE BOARD OF DATIGEN WILL FILE AN AMENDMENT TO THE ARTICLES OF DATIGEN IN UTAH SIMILAR TO THE ATTACHED APPENDIX D TO PROVIDE FOR THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST VOTE TO CALL A SPECIAL SHAREHOLDERS' MEETING.


                             OFFICERS AND DIRECTORS

Upon the Effective Date the present officers and directors of Datigen will continue to be the officers and directors of Smart Energy. This will result in the following persons serving in the following capacities until the first annual meeting after the specified number of years and until their respective successors are elected and qualified:


    Name                          Age             Positions and Offices
    -----------------             ---             ---------------------

    Edward Braniff                56              Chief Financal Officer

    Aharon Y. Levinas             58              Chief Technology Officer
                                                  and Director

    Tamir Levinas                 33              Director

    Amir Uziel                    40              Director

    Joseph Bahat                  74              Director

    Jacob Enoch                   56              Director

Edward Braniff became the Chief Financial Officer of Datigen on May 24, 2005. Mr. Braniff worked for AT&T for 27 years, he has a strong operational background, having held finance positions in Regulatory reporting, Assistant Treasurer, Assistant Controller and the CFO for International and Operational Divisions. Since leaving AT&T in 1998 Mr. Braniff has worked as a consultant to major corporations. He has been the CFO and then the COO for The Global TeleExchange in Virginia, (1999-2000). The Cedar Group PLC (2001-2003),a British based Public Company providing global software and consulting services. Ed helped lead this business through consolidation, restructuring and refinancing efforts and was a board member in 2003.Since 2003 Mr. Braniff has run his own consulting company Braniff & Associates.

Aharon Y. Levinas was appointed as the Chief Technology Officer and a director of Datigen as of March 23, 2005. For the 10 year period prior to this appointment as director, Mr. Levinas was the sole shareholder of Purisys, Inc., a New Jersey corporation founded by Mr. Levinas. Mr. Levinas' sole business activities for the last 10 years has been the development and establishment of the Battery Brain.

Tamir Levinas was appointed as a director of Datigen as of March 23, 2005. Since 1998 he has been the head of Technical Development of Internet Gold (Nasdaq:
IGLD), where he is responsible for managing all aspects of the technical department activities, project management and engineering, as well as being responsible for technical vendor relations and procurement. Mr. Levinas received a B.A. in Business and Information Technology Management from Inter-Disciplinary Center in Herzelia, Israel in 2004.

Amir Uziel became the President and Chief Executive Officer and a director of Datigen on November 24, 2004. From 1994 to the present, Mr. Uziel has been an economist for Amir Uziel Consult, a private company providing international business development and marketing advisory services to some of the leading Israeli companies. Prior thereto, Mr. Uziel was Sales and Marketing Manager of Hollandia Sleep Engineering Center Ltd., a furniture chain in Israel. Mr. Uziel received his B.A. from Tel Aviv University School of Economics and Accounting in 1991.

Jacob Enoch has been the President of Korean Motors Israel- KIA Distributor Israel since June 2004. Since January 2004, he also has been serving as the Chairman of the Board of Directors of the Israeli Car Importers Association. Since December 2003, he has been serving as a member of the board of directors of Alliance Tire Company in Israel. In 2001 and 2000, he served as a member of the board of directors of Europcar Israel. Prior to 2000, Mr. Enoch was engaged in managerial positions with various automobile rental agencies and automobile distributors over the course of more than three decades. Mr. Enoch received an MBA in Marketing from Jerusalem University in Jerusalem, Israel, and a Bec in Mechanical Engineering from Tel Aviv University in Tel Aviv, Israel.

Joseph Bahat has established and directed a Honda distributorship in Israel, served as the Chairman and Chief Executive Officer of Hertz International Franchisee in Israel, been the Managing Director of Hertz Rent a Car (Israel) Ltd., and been the manager of Ford Distributor in Israel. He is currently a member of the board of directors of the United Mizrahi Bank. He is also serving as the Vice President of the Israeli Federation of the Chamber of Commerce, a member of the Israel British Business Counsel, a Chairman of Mosdot House, and as Economic Ambassador of the Ministry of Commerce & Industry.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of June 30, 2005, the number of shares of Common Stock beneficially owned by (i) each person or entity known to Datigen to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of Datigen; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

Although there are 46,112,855 shares of Common Stock issued and outstanding as of June 30, 2005, the percentages below are calculated based on 56,534,605 issued and outstanding shares of Common Stock. This latter figure includes the 10,421,750 shares of Common Stock which Datigen is obligated to issue to Aharon
Y. Levinas, in connection with the acquisition of the assets from Purisys as described in footnote 3 of the table below, but which will be issued subsequent to the Meeting if the shareholders authorize an increase in the number of shares.

There are 5,740,000 Class A Warrants and 5,740,000 Class B Warrants outstanding. The Class A Warrant entitles its holder to purchase 1 share of stock at $0.45, which is exercisable for 1 year from the date of issuance. The Class B warrant entitles its holder to purchase 1 share of stock for $0.75, which is exercisable for 3 years from the date of issuance. In addition, on March 23, 2007, Aharon Y. Levinas is entitled to receive additional shares of common stock in an amount equal to 20% of the outstanding share capital on a fully-diluted basis (calculated as of said date), if Datigen does not satisfy one of the following by such date: (a) consummate an equity raise of not less than $1,500,000 dollars at a post-money valuation of not less than $12,000,000; provided, that all equity raises within 120 days after March 23, 2005 which are based on a post-money valuation which is $10,500,000 or greater, shall be counted toward the $1,500,000; or (b) generate revenue for the Battery Brain in the aggregate amount of $2,000,000. Pursuant to the employment agreement with Mr. Braniff, every 3 months for the next 3 years Datigen shall issue 111,111 options to purchase shares of common stock at a purchase price of $0.05 per share. Other than the foregoing, there are no outstanding options, warrants or other securities convertible into shares of common stock.

Unless otherwise indicated, the business address of each such person is c/o Datigen, 207 Piaget Avenue, Clifton, NJ 07011.


Officers,Directors,
 5% Stockholder                         No. of Shares       Beneficial Ownership
-------------------------------         -------------       --------------------
Amir Uziel                               1,680,570(1)               3.0%
Edward Braniff                                0(2)                  0
Aharon Y. Levinas                       10,421,750(3)              18.4%
Tamir Levinas                            2,000,000                  3.5%
Joseph Bahat                                     0                  0
Jacob Enoch                                      0                  0
All directors and executive
 officers as a group (6 persons)        14,102,320                 24.9%

(1) Amir Uziel, a director of the company and until April 2005 its President and Chief Executive Officer, purchased 180,500 shares of common stock from certain selling stockholders and in December 2004 purchased 1,500,000 shares from the company in a private placement at a per share purchase price of $0.005. Pursuant to his consulting agreement, Mr. Uziel is entitled to 5,000 shares per month, commencing on January 2005.

(2) Edward Braniff, the Chief Financial Officer, is entitled to an aggregate of 1,000,000 options pursuant to his employment agreement with the company. The options vest every 3 months over a 3 year period commencing May 24, 2005 and are exercisable at a per share purchase price of $0.05.

(3) Pursuant to the Asset Purchase Agreement, dated March 23, 2005, among Datigen, Aharon Y. Levinas, and Purisys, Inc., Mr. Levinas will be issued the number of shares of common stock, no par value, of Datigen's common stock which will constitute, when there has been an aggregate of $1,000,000 invested in Datigen twenty (20%) percent of all of Datigen's issued and outstanding common stock. Said amount was the number indicated above. In addition, within the two year period commencing on the date of the Asset Purchase Agreement, Datigen agreed to use its best efforts to (a) consummate an equity raise of not less than $1,500,000 dollars at a post-money valuation of not less than $12,000,000; provided, that all equity raises within 120 days after March 23, 2005 which are based on a post-money valuation which is $10,500,000 or greater, shall be counted toward the $1,500,000; or (b) generate revenue for the Battery Brain in the aggregate amount of $2,000,000. If Datigen does not achieve either (a) or
(b) at any time on or prior to March 23, 2007, then Mr. Levinas shall be entitled to receive additional shares of common stock in an amount equal to 20% of the outstanding share capital on a fully-diluted basis (calculated as of said date).


                              CHANGE IN ACCOUNTANTS

On May 18, 2005, the Company engaged Chisholm, Bierwolf & Nilson (the "New Accountant"), having an address at P.O. Box 540216, North Salt Lake, Utah 84054-0216, as its new principal independent accountants, following the resignation of the Company's prior principal independent accountants, Squire & Company (the "Former Accountant"), which occurred on the same date. The Former Accountant had served as independent certified public accountants of the Company for the years ended December 31, 2002, December 31, 2003, and December 31, 2004. Representatives of such firms will not be present at the Meeting and are not expected to be available to respond to questions. Representatives of such firms will have the opportunity to make a statement at the Meeting should they desire to do so.

The reports of the Former Accountant on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the Company's two most recent fiscal years and through May 18, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. No reportable events set forth in 17 C.F.R. 229.304(a)(1)(v) occurred within the Company's two most recent fiscal years nor through May 18, 2005.

As of May 18, 2005, the New Accountant was engaged by the Company as its principal independent accountants. The appointment of the New Accountant was recommended and approved by the Company's Board of Directors. During the Company's two most recent fiscal years and through May 18 2005, the Company did not consult the New Accountant regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by the New Accountant that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in 17 C.F.R. 304(a)(1)(iv) and the related instructions) or a reportable event (as delineated in 17 C.F.R. 304(a)(1)(v)).

                              STOCKHOLDER PROPOSALS

Shareholders of Datigen may submit proposals to be considered for shareholder action at the Special Meeting of Shareholders if they do so in accordance with applicable regulations of the SEC and the laws of the State of Utah. In order to be considered for inclusion in the Proxy Statement for the meeting, the Secretary must receive proposals no later than August 20, 2005. Shareholder proposals should be addressed to Datigen.com, Inc., 207 Piaget Avenue, Clifton, New Jersey 07011.

As of the date of this proxy statement, Datigen knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to Datigen will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Certain financial and other information required pursuant to Item 13 of the Proxy Rules, including the Company's audited financial statements for the fiscal year end December 31, 2004 and the financial footnotes thereto, and management's discussion and analysis of the Company's financial condition and results of operations for the fiscal year ended December 31, 2004 is incorporated by reference to the Company's Annual Report, which is being delivered to the stockholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy Statement filed with the Securities and Exchange Commission will include a manually signed copy of the accountant's report.

Datigen's Current Reports on Form 8-K filed with the Securities and Exchange Commission on each of June 30, 2005, March 28, 2005, March 1, 2005, December 17, 2004 and November 27, 2004 are incorporated herein by reference. Datigen's Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 is incorporated herein by reference. You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

Datigen.com, Inc.
207 Piaget Avenue
Clifton, NJ 07011


                                     By Order of the Board of Directors,


July 29, 2005                        Edward Braniff, Chief Financial Officer

Appendices

Appendix A

            (a) Financial Statements of Purisys, Inc.

                  (1)   Report of Independent Registered Accounting Firm

                  (2) Balance Sheets dated as of January 31, 2005 and January 31, 2004

                  (3) Statements of Operations for the fiscal years ended January 31, 2005 and January 31, 2004

                  (4) Statements of Stockholders' Equity (Deficit) for the periods from January 31, 2002 through January 31, 2005

                  (5) Statements of Cash Flows for the fiscal years ended January 31, 2005 and January 31, 2004

                  (6)   Notes to the Financial Statements

            (b) Pro forma financial information.

                  (1)      Pro Forma Balance Sheet


                  (2)      Pro Form Statement of Operations

Appendix B Plan and Agreement of Merger

Appendix C Utah Revised Statutes

Appendix D Articles of Incorporation of Smart Energy Solutions, Inc.

Appendix E Bylaws of Smart Energy Smart Energy Solutions, Inc.

                                      PROXY

                                DATIGEN.COM, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                   August 22, 2005

      The undersigned, a stockholder of DATIGEN.COM, INC. (the "Company"), does hereby appoint Amir Uziel, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Stockholders of the Company to be held on August 22, 2005, at 10:00 a.m., at the offices of the Company, located at 207 Piaget Avenue, Clifton, NJ 07011, (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

      The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

      The shares represented by this Proxy shall be voted in the following manner:

                                         FOR        AGAINST         WITHHOLD
-------------------------                ---        -------         --------

REINCORPORATION IN NEVADA                [_]          [_]

CHANGE IN NAME                           [_]          [_]

INCREASE IN AUTHORIZED CAPITAL           [_]          [_]

AUTHORIZATION OF PREFRRED STOCK          [_]          [_]

ELIMINATION OF PERSONAL LIABILITY
OF DIRECTORS                             [_]          [_]

MANDATORY INDEMNIFICATION OF
DIRECTORS                                [_]          [_]

CHANGE IN NUMBER OF DIRECTORS            [_]          [_]

CHANGE IN PURPOSE OF COMPANY             [_]          [_]

CHANGE IN NUMBER OF SHARES REQUIRED
TO CALL SHAREHOLDERS' MEETING            [_]          [_]

      The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

      NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

      PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated: ____________________                ____________________________________
                                            Signature


                                            ------------------------------------
                                            Name (typed or printed)


                                            ------------------------------------
                                            Address

Dated: ____________________                 ____________________________________
                                            Signature


                                            ------------------------------------
                                            Name (typed or printed)



                                            ------------------------------------
                                            Address

                                   APPENDIX A

                                  PURISYS, INC.

                              FINANCIAL STATEMENTS

                            January 31, 2005 and 2004

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm........................3

Balance Sheets.................................................................4

Statements of Operations.......................................................5

Statements of Stockholders' Equity (Deficit)...................................6

Statements of Cash Flows ......................................................7

Notes to the Financial Statements..............................................8

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors
Purisys, Inc.
Clifton, NJ

We have audited the accompanying balance sheets of Purisys, Inc. as of January 31, 2005 and 2004 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended January 31, 2005 and 2004. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. And audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Purisys, Inc. as of January 31, 2005 and 2004 and the results of its operations and its cash flows for the years ended January 31, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered recurring losses and has a net working capital deficiency. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Chisholm, Bierwolf & Nilson, LLC
------------------------------------
Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
June 24, 2005

                                  PURISYS, INC.
                                 Balance Sheets

                                     ASSETS

                                                                             January 31,
                                                                      -----------------------
                                                                        2005           2004
                                                                      --------       --------
CURRENT ASSETS

      Cash                                                            $     --       $  7,541
                                                                      --------       --------

            Total Current Assets                                            --          7,541
                                                                      --------       --------

FIXED ASSETS, (Net of Accumulated Depreciation of
      $1,113 and $371, respectively) (Note 2)                            1,113          1,855
                                                                      --------       --------

            TOTAL ASSETS                                              $  1,113       $  9,396
                                                                      ========       ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

      Bank overdraft                                                  $    531       $     --
      Accounts payable and accrued expenses                             10,546          5,404
      Note payable - related party                                      63,991         64,546
                                                                      --------       --------

            Total Current Liabilities                                   75,068         69,950
                                                                      --------       --------

COMMITMENTS AND CONTINGENCIES (Note 5)                                      --             --

STOCKHOLDERS' EQUITY (DEFICIT)

      Common stock, no par value, 1,000 shares
      authorized, 1,000 shares issued and outstanding                    1,000          1,000
      Accumulated Deficit                                              (74,955)       (61,555)
                                                                      --------       --------

            Total Stockholders' Equity (Deficit)                       (73,955)       (60,555)
                                                                      --------       --------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)      $  1,113       $  9,395
                                                                      ========       ========

     The footnotes contained herein are an integral part of these financial statements.

                                  PURISYS, INC.
                            Statements of Operations

                                                For the years ended January 31,
                                               --------------------------------
                                                 2005                   2004
                                               ---------              ---------

REVENUES                                       $ 206,249              $ 179,124

COST OF GOODS SOLD                                98,794                 61,809
                                               ---------              ---------

       GROSS PROFIT                              107,455                117,315
                                               ---------              ---------

EXPENSES

       General and administrative                114,963                 96,167
       Depreciation                                  742                    371
                                               ---------              ---------

            Total Expenses                       115,705                 96,538
                                               ---------              ---------

LOSS FROM OPERATIONS                              (8,250)                20,777
                                               ---------              ---------

OTHER INCOME (EXPENSES)

       Interest expense                           (5,150)                (5,439)
       Loss on disposal of fixed assets               --                 (7,263)
                                               ---------              ---------

            Total Other Income (Expenses)         (5,150)               (12,702)
                                               ---------              ---------

            NET INCOME (LOSS)                  $ (13,400)             $   8,075
                                               =========              =========

            BASIC INCOME (LOSS) PER SHARE      $  (13.40)             $    8.08
                                               =========              =========

            WEIGHTED AVERAGE NUMBER
              OF SHARES OUTSTANDING                1,000                  1,000
                                               =========              =========

     The footnotes contained herein are an integral part of these financial statements.

                                  PURISYS, INC.
                  Statements of Stockhoders' Equity (Deficit)

                                                                 Common Stock              Additional
                                                        -----------------------------       Paid-In        Accumulated
                                                           Shares           Amount          Capital          Deficit
                                                        ------------     ------------     ------------     ------------
Balance, January 31, 2002                                      1,000     $      1,000     $         --     $   (162,585)

Net income for the year ended Decem ber 31, 2003                  --               --               --           92,956
                                                        ------------     ------------     ------------     ------------

Balance, January 31, 2003                                      1,000            1,000               --          (69,630)

Net income for the year ended January 31, 2004                    --               --               --            8,075
                                                        ------------     ------------     ------------     ------------

Balance, January 31, 2004                                      1,000            1,000               --          (61,555)

Net loss for the year ended January 31, 2005                      --               --               --          (13,400)
                                                        ------------     ------------     ------------     ------------

Balance, January 31, 2005                                      1,000     $      1,000     $         --     $    (74,955)
                                                        ===============================================================

     The footnotes contained herein are an integral part of these financial statements.

                           PURISYS, INC.
                     Statements of Cash Flows

                                                                    For the years ended January 31,
                                                                    -------------------------------
                                                                        2005               2004
                                                                    ------------       ------------

CASH FLOWS FROM OPERATING
ACTIVITIES

      Net income (loss)                                             $    (13,400)      $      8,075
      Adjustments to reconcile net loss to net cash used by
      operating activities:

      Loss on disposal of fixed assets                                        --              7,263
      Depreciation                                                           742                371
      Change in accounts receivable                                           --                 --
      Change in accounts payable and accrued expenses                      5,141             (2,064)
                                                                    ------------       ------------

            Net Cash Used in Operating Activities                         (7,517)            13,645
                                                                    ------------       ------------

CASH FLOWS FROM INVESTING
 ACTIVITIES

      Purchase of fixed assets                                                --             (2,226)
                                                                    ------------       ------------

            Net Cash Used by Investing Activities                             --             (2,226)
                                                                    ------------       ------------

CASH FLOWS FROM FINANCING
  ACTIVITIES

      Proceeds from note payable - related party                         120,000             25,000
      Payments on note payable - related party                          (120,555)           (31,011)
      Increase in bank overdraft                                             531                 --
                                                                    ------------       ------------

            Net Cash Provided (Used) By Financing Activities                 (24)            (6,011)
                                                                    ------------       ------------

DECREASE IN CASH                                                    $     (7,541)      $      5,408

CASH AT BEGINNING OF YEAR                                           $      7,541       $      2,133
                                                                    ------------       ------------

CASH AT END OF YEAR                                                 $         --       $      7,541
                                                                    ============       ============

SUPPLIMENTAL SCHEDULE OF CASH FLOW ACTIVITIES:

Cash Paid For:

      Income taxes                                                  $         --       $         --
      Interest                                                      $         --       $         --

     The footnotes contained herein are an integral part of these financial statements.

                                  PURISYS, INC.
                        Notes to the Financial Statements
                            January 31, 2005 and 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      a. Organization

      The financial statements include the results of operations of Purisys, Inc. ("the Company"), a New Jersey entity incorporated on February 26, 1996. In recent years, the Company has been primarily engaged in the distribution and sales of its "Battery Brain" products, designed to protect motor vehicle batteries from failure and theft.

      b. Accounting Method

      The Company's financial statements are prepared using the accrual method of accounting. The Company has elected an January 31 year-end.

      c. Recognition of Revenues

      Revenue is recognized when the sales amount is determined, shipment of goods to the customer has occurred and collection is reasonably assured.

      d. Newly Issued Accounting Pronouncements

      In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets--an amendment of APB Opinion No. 29", based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that opinion, however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This statement is effective during fiscal periods beginning after June 15, 2005.The adoption of SFAS 153 is not expected to have a material impact on the Company's financial statements.

      In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions--an amendment of FASB Statements No. 66 and 67", to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions". This Statement also amends FASB Statement No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects", to state that the guidance for (a) incidental operations and
      (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This statement is effective during fiscal years beginning after June 15, 2005. The adoption of SFAS 152 is not expected to have a material impact on the Company's financial statements.

                                  PURISYS, INC.
                        Notes to the Financial Statements
                            January 31, 2005 and 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

      d. Newly Issued Accounting Pronouncements (Continued)

      In November 2004, the FASB issued SFAS No. 151, "Inventory Costs", an amendment of ARB No. 43, Chapter 4 (SFAS 151), to clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage) should be recognized as current period charges, and that fixed production overheads should be allocated to inventory based on normal capacity of production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption of SFAS 151 is not expected to have a material impact on the Company's financial statements.

      In January 2003, the Emerging Issues Task Force ("EITF") issued EITF Issue No. 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables". This consensus addresses certain aspects of accounting by a vendor for arrangements under which it will perform multiple revenue-generating activities, specifically, how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting. EITF Issue No. 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003, or entities may elect to report the change in accounting as a cumulative-effect adjustment. The adoption of EITF Issue No. 00-21 did not have a material impact on the Company's financial statements.

      In January 2003, the FASB issued Interpretation ("FIN") No. 46, "Consolidation of Variable Interest Entities". Until this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN No. 46 requires a variable interest entity, as defined, to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns. FIN No. 46 is effective for reporting periods ending after December 15, 2003. The adoption of FIN No. 46 did not have an impact on the Company's financial statements.

      In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after September 30, 2003 and for hedging relationships designated after September 30, 2003. The adoption of SFAS No. 149 will not have an impact on the Company's financial statements.

                                  PURISYS, INC.
                        Notes to the Financial Statements
                            January 31, 2005 and 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

      d. Newly Issued Accounting Pronouncements (Continued)

      In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 changes the accounting guidance for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity by now requiring those instruments to be reported as liabilities. SFAS No. 150 also requires disclosure relating to the terms of those instruments and settlement alternatives. SFAS No. 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 did not have an impact on the Company's financial statements.

      In December 2003, the SEC issued SAB No. 104. SAB No. 104 revises or rescinds portions of the interpretative guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. It also rescinds the Revenue Recognition in Financial Statements Frequently Asked Questions and Answers document issued in conjunction with Topic 13. Selected portions of that document have been incorporated into Topic 13. The adoption of SAB No. 104 in December 2003 did not have an impact on the Company's financial position, results of operations or cash flows.

      In December 2004, the FASB issued SFAS No. 123(R), "Share-Based Payment". This Statement revises SFAS No. 123, "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees" SFAS No. 123(R) focuses primarily on the accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123(R) requires companies to recognize in the statement of operations the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards. This Statement is effective as of the first reporting period that begins after June 15, 2005. The Company is currently evaluating the provisions of SFAS 123(R) and the impact that it will have on its share based employee compensation programs.

      e. Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      f. Depreciation

      Depreciation of fixed assets is computed by the straight-line method over the estimated useful lives of the assets ranging from three to five years.

                                  PURISYS, INC.
                        Notes to the Financial Statements
                            January 31, 2005 and 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

      g. Basic Loss Per Share

                                                For the Year Ended
                                                 January 31, 2005
                               ------------------------------------------------
                                  Loss                Shares          Per Share
                               (Numerator)        (Denominator)         Amount
                               -----------        -------------       ---------

                                 $(13,400)             1,000          $ (13.40)
                                 ========           ========          ========

                                                For the Year Ended
                                                 January 31, 2004
                               ------------------------------------------------
                                  Income              Shares          Per Share
                               (Numerator)        (Denominator)         Amount
                               -----------        -------------       ---------

                                 $  8,013              1,000          $   8.01
                                 ========           ========          ========

      The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements.

      h. Provision for Taxes

      Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely that not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

     Net deferred tax assets consist of the following components as of January 31, 2005 and 2004:

                                           2005         2004
                                         --------     --------
            Deferred tax assets
                NOL Carryover            $ 25,500     $ 20,700

            Deferred tax liabilities:          --           --

            Valuation allowance           (25,500)     (20,700)
                                         --------     --------

            Net deferred tax asset       $     --     $     --
                                         ========     ========

                                 PURISYS, INC.
                        Notes to the Financial Statements
                            January 31, 2005 and 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

      h. Provision for Taxes (Continued)

      The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 39% to pretax income from continuing operations for the years ended January 31, 2005 and 2004 due to the following:

                                                    2005        2004
                                                  -------     -------
            Book loss                             $(4,800)    $ 2,700
            Related Party                              --          --
            Beneficial services                        --          --
            Depreciation                               --          --
            Stock for services/options expense         --          --
            Valuation allowance                     4,800      (2,700)
                                                  -------     -------

                                                  $    --     $    --
                                                  =======     =======

      At January 31, 2005, the Company had net operating loss carryforwards of approximately $75,000 that may be offset against future taxable income from the year 2005 through 2025. No tax benefit has been reported in the January 31, 2005 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount. Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in the future.

      i. Cash and Cash Equivalents

      The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

      j. Fair Value of Financial Instruments

      The fair value of the Company's cash and cash equivalents, receivables, accounts payable, accrued liabilities, and notes payable approximate carrying value on their effective interest rates compared to current market prices.

                                 PURISYS, INC.
                        Notes to the Financial Statements
                            January 31, 2005 and 2004

NOTE 2 -FIXED ASSETS

      Fixed assets are recorded as cost. Major additions and improvements are capitalized. Minor replacements, maintenance and repairs that do not extend the useful life of the assets are expensed as incurred. Depreciation of property and equipment is determined using the straight-line method over their respective useful lives, primarily three years. At January 31, 2005 and 2004, property and equipment consisted of the following:

                                              March 31,
                                        -------------------
                                         2005        2004
                                        -------     -------
            Computer equipment          $ 2,226     $ 2,226
            Accumulated depreciation     (1,175)       (433)
                                        -------     -------

            Net book value              $ 1,051     $ 1,793
                                        =======     =======

      Depreciation expense from continuing operations for the years ended January 31, 2005 and 2004 was $742 and $433, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

      For the past several years, the Company has engaged in an ongoing transaction with one of its officers, whereby the Company has borrowed cash in order to meet short-term financing requirements. The Company has made several good-faith payments to the officer on this note when it has had the financial wherewithal to do so. As of January 31, 2005 and 2004, the outstanding balance on this officer loan totaled $63,991 and $64,546, respectively. During the 2005 and 2004 fiscal years, the Company received $120,000 and $25,000, respectively, from the related party, and made payments to the related party of $120,555 and $31,011, respectively. The Company has accrued interest on this note at a rate of 8.0% per annum. Total accrued interest on this note amounted to $10,545 and $5,404 at January 31, 2005 and 2004, respectively.

NOTE 4 - SUBSEQUENT EVENT

      Battery Brain Asset Purchase

      On December 15, 2004, the Company entered into a binding Letter of Intent with Datigen.com, Inc., ("Datigen") which provided, among other things, for the Company's sale to Datigen of all of the Company's assets constituting the "Battery Brain" product. In connection with the Letter of Intent, the Company was advanced $120,000 towards payment of the purchase price in December, 2004. Datigen completed the acquisition of the Battery Brain product from the Company in March 2005.

      On February 28, 2005, the Company and Datigen amended the Letter of Intent to provide that the Datigen would advance an additional $170,000 to the Company to 1) cover day-to-day operations; 2) finalize the purchase of 5,000 retail package units; and 3) commence the purchase of 5,000 wholesale package units. These units and all rights associated with these units, including without limitation, revenues from the sales of these units, will be part of the assets to be purchased by the Company.

                                 PURISYS, INC.
                        Notes to the Financial Statements
                            January 31, 2005 and 2004

NOTE 4 - SUBSEQUENT EVENT (Continued)

      Battery Brain Asset Purchase (Continued)

      On March 23, 2005, the Company, Datigen, and Aharon Y. Levinas ("Levinas") executed an Asset Purchase Agreement (the "Agreement") pursuant to which the Company purchased all the intellectual property relating to the Battery Brain product and the goodwill associated therewith and certain of the equipment relating to the product. The consideration paid for the assets was the issuance to Levinas, the Company's sole shareholder, of the number of shares of common stock, no par value, of the Company's common stock which will constitute, when there has been an aggregate of $1,000,000 invested in Datigen, (or such earlier date as agreed upon between the Company and Levinas) twenty (20%) percent of all issued and outstanding common stock and $100,000, which was previously paid pursuant to the Letter of Intent. Mr. Levinas has the right to an additional 20% of the issued and outstanding share capital of Datigen if, prior to June 23, 2005, $400,000 is not invested in the development of the Company's Battery Brain product. If less than $400,000 is invested, said 20% shall be pro rated based on the actual amount invested.

      In addition, within the next two years Datigen agreed to use its best efforts to (a) consummate an equity raising of not less than $1,500,000 dollars at a post-money valuation of not less than $12,000,000; provided, that all equity raises within 120 days after March 23, 2005 which are based on a post-money valuation which is $10,500,000 or greater, shall be counted toward the $1,500,000; or (b) generate revenue for the Battery Brain product in the aggregate amount of $2,000,000. If Datigen does not achieve either (a) or (b) at any time on or prior to March 23, 2007, then Levinas shall be entitled to receive additional shares of common stock which equals 20% of the outstanding share capital on a fully-diluted basis (calculated as of said date).

NOTE 5 - COMMITMENTS AND CONTINGENCIES

      Office Lease

      As of January 31, 2005, the Company maintained a corporate office in Clifton, New Jersey. The Company had a month-to-month lease on this office space, paying $3,000 per month. In June, 2005, the Company's successor entity, Datigen, Inc., signed a one-year lease on this same office space requiring the Company to pay $3,000 per month. The lease expires on June 30, 2006.

NOTE 6 - GOING CONCERN

      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. However, at January 31, 2005, the Company had a cash overdraft of $531, its current liabilities of $75,067 exceeded its current assets by $74,016, and the Company had an accumulated deficit of $1,051. These matters raise substantial doubt about the Company's ability to continue as a going concern.

                                 PURISYS, INC.
                        Notes to the Financial Statements
                            January 31, 2005 and 2004

NOTE 6 - GOING CONCERN (Continued)

      Subsequent to January 31, 2005, the Company consummated an Asset Purchase Agreement with Datigen, Inc. ("Datigen"), whereby the Company sold all rights and title to its "Battery Brain" assets to Datigen. This transaction essentially left the Company without assets, or a source of future revenue.

      Datigen, Inc. is currently in the process of raising equity capital in order to invest in and bolster the "Battery Brain" marketing and sales functions. Datigen's ability to continue operating as a going concern is dependent on its success in securing such equity financing, and increasing sales revenues relating to the "Battery Brain" product. The Company can provide no assurances that Datigen's efforts in these areas will be successful. In addition, to the extent that Datigen's future financing is equity-based, this may result in dilution to existing shareholders.

      The financial statements presented herein do not include any adjustments that might result from the outcome of this uncertainty.

                                Datigen.com, Inc.

                                    PROFORMA
                              FINANCIAL STATEMENTS

                                December 31, 2004

                                   Datigen.com
                             Proforma Balance Sheet

                                                           Datigen.com                                                  Proforma
                                                            12/31/04      Purisys, Inc.     Proforma Adjustments       December 31,
                                                          (Registrant)       1/31/05          DR             CR            2004
                                                          ------------    -------------   -----------    -----------   ------------
                                                            (audited)        (audited)                                  (unaudited)
                                     Assets

Current Assets
    Cash                                                   $    58,132     $        --                                  $    58,132
    Advance on Asset Purchase                                  120,000              --                      120,000{a}           --
                                                           -----------     -----------                                  -----------

    Total Current Assets                                       178,132              --                                       58,132
                                                           -----------     -----------                                  -----------

    Equipment, Net                                                  --           1,113                                        1,113
                                                           -----------     -----------                                  -----------

Other Assets
    Intellectual Property                                           --              --    2,799,393                       2,799,393
                                                           -----------     -----------                                  -----------

    Total Other Assets

    Total Assets                                           $   178,132     $     1,113                                  $ 2,858,638
                                                           ===========     ===========                                  ===========

                      Liabilities and Stockholders' Equity

Current Liabilities
    Bank Overdraft                                         $        --     $       531                                  $       531
    Accounts Payable and Accrued Expenses                        1,525          10,546                                       12,071
    Note Payable - Related Party                                    --          63,991                                       63,991
                                                           -----------     -----------                                  -----------

    Total Current Liabilities                                    1,525          75,068                                       76,593
                                                           -----------     -----------                                  -----------

Stockholders' Equity
    Common Stock, Authorized 1,000 Shares,
       No Par Value, 1,000 Shares issued and Outstanding            --           1,000        1,000 {a}                          --
    Common Stock, Authorized 50,000,000 Shares,
       No Par Value, 46,939,606 Shares
       Issued and Outstanding                                1,092,782              --                    2,605,438{a}    3,698,220
    Additional Paid in Capital                                      --              --                                           --
    Accumulated Deficit                                       (916,175)        (74,955)                      74,955{a}     (916,175)
                                                           -----------     -----------                                  -----------

    Total Stockholders' Equity                                 176,607         (73,955)                                   2,782,045
                                                           -----------     -----------                                  -----------

    Total Liabilities and Stockholders' Equity             $   178,132     $     1,113                                  $ 2,858,638
                                                           ===========     ===========                                  ===========

{a} The adustments to the financial statements is a result of the asset acquisition by Datigen.com (Registrant) of the assets of Purisys, Inc. The following journal entries reflect this asset acquisition:

            Battery Brain Technology               2,799,393
            Common Stock - Purisys                     1,000
               Advance on Asset Purchase                           120,000
               Accumulated Deficit                                  74,955
               Common Stock - issued to Levinas                  2,605,438

      Pursuant to the "Asset Purchase Agreement" filed by the Registrant on form 8K on March 28, 2005, the Company agreed to pay to Purisys, Inc./Levinas cash of $120,000 and the Company's common stock equivalent to 20% of the outstanding shares as of the date of the agreement. This issuance equated to 10,421,750 shares valued at $.25 per share or $2,605,438.

      Also, as part of the agreement, the Company assumes all warranties and service the Battery Brain Products which have been sold prior to the purchase date. In addition, the Company assumes the allegation made by Danny Greenberg claiming he was involved in the initial design of the Battery Brain Product.

                                   Datigen.com
                        Proforma Statement of Operations

                                         Datigen.com                                                             Proforma
                                          12/31/2004       Purisys, Inc.         Proforma Adjustments          December 31,
                                         (Registrant)         01/31/05           DR                CR              2004
                                         ------------      -------------      ---------        ---------       ------------
Revenues                                   $      --         $ 206,249                                          $ 206,249

Cost of Sales                                     --            98,794                                             98,794
                                           ---------         ---------                                          ---------

Gross Profit (Loss)                               --           107,455                                            107,455
                                           ---------         ---------                                          ---------

Operating Expenses
  Depreciation Expense                            --               742                                                742
  Salaries & Wages                                --                --
  Professional Fees                               --                --
  General & Administrative                     2,977           114,963                                            117,940
                                           ---------         ---------                                          ---------

Total Operating Expenses                      (2,977)         (115,705)                                           118,682
                                           ---------         ---------                                          ---------

  Income (Loss) from Operations               (2,977)           (8,250)                                           (11,227)

Income from Discontinued Operations          111,160           111,160
Other Income (Expense)                        (5,150)           (5,150)
                                           ---------         ---------                                          ---------

Income (Loss) Before Income Taxes            108,183           (13,400)                                            94,783

Income Tax Expense                                --                --                                                 --
                                           ---------         ---------                                          ---------

Net Income (Loss)                          $ 108,183         $ (13,400)                                         $  94,783
                                           =========         =========                                          =========

                                Datigen.com, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                December 31, 2004

NOTE 1 - Summary of Transaction

      On December 15, 2004, the Company entered into a binding Letter of Intent with Purisys, Inc., which provided, among other things, for the sale to the Company of all of the assets constituting the "Battery Brain" product owned by Purisys. In connection with the Letter of Intent, the Company advanced $120,000 towards payment of the purchase price in December, 2004. The Company completed the acquisition of the Battery Brain product from Purisys in March 2005.

On February 28, 2005, the Company and Purisys amended the Letter of Intent to provide that the Company would advance an additional $170,000 to Purisys to cover day-to-day operations, finalize the purchase of 5,000 retail package units and commence the purchase of 5,000 wholesale package units. These units and all rights associated with these units, including without limitation, revenues from the sales of these units, will be part of the assets to be purchased by the Company.

On March 23, 2005, the Company , Purisys and Aharon Y. Levinas ("Levinas") executed an Asset Purchase Agreement (the "Agreement") pursuant to which the Company purchased all the intellectual property relating to the Battery Brain product and the goodwill associated therewith and certain equipment relating to the product. The consideration paid for the assets was the issuance to Levinas, the sole shareholder of Purisys, of the number of shares of common stock, no par value, of the Company's common stock which will constitute, when there has been an aggregate of $1,000,000 invested in the Company, (or such earlier date as agreed upon between the Company and Levinas) twenty (20%) percent of all issued and outstanding common stock and $100,000, which was previously paid pursuant to the Letter of Intent. Mr. Levinas has the right to an additional 20% of the issued and outstanding share capital of the Company if, prior to June 23, 2005, $400,000 is not invested in the development of the Company's Battery Brain product. If less than $400,000 is invested, said 20% shall be pro rated based on the actual amount invested.

In addition, within the next two years the Company agreed to use its best efforts to (a) consummate an equity raise of not less than $1,500,000 dollars at a post-money valuation of not less than $12,000,000; provided, that all equity raises within 120 days after March 23, 2005 which are based on a post-money valuation which is $10,500,000 or greater, shall be counted toward the $1,500,000; or (b) generate revenue for the Battery Brain product in the aggregate amount of $2,000,000. If the Company does not achieve either (a) or
(b) at any time on or prior to March 23, 2007, then Levinas shall be entitled to receive additional shares of common stock which equals 20% of the outstanding share capital on a fully-diluted basis (calculated as of said date). Datigen.com, Inc. Notes to Pro Forma Consolidated Financial Statements December 31, 2004

                                Datigen.com, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                December 31, 2004

NOTE 1 - Summary of Transaction - continued

The purchased assets did not initially include the inventory which existed as of March 23, 2005 or the molds for the Battery Brain (which are currently in Italy and China). On March 31, 2005, the agreement was amended and the Company purchased the molds for $66,487 and the inventory for $68,827.

The only liabilities assumed by the Company in the transaction are (i) the warranties and service of any Battery Brain products sold prior to the execution and delivery of the Agreement, (ii) any potential claims made by a person who alleges that he assisted in developing the Battery Brain product and (iii) any taxes incurred as a result of the Agreement.

In April 2005, the Company determined that 10,421,750 shares of its common stock were due to Aharon Levinas under the terms of the purchase agreement for Purisys. The shares are shown as outstanding in the accompanying financial statements. The shares were valued at $0.25 per share and the value was recorded as Goodwill.

Also in April 2005, the Company certificated 1,500,000 shares of its common stock for which the proceeds were received in the first quarter of 2005, which are shown as outstanding in the accompanying financial statements. The Company also issued another 1,175,000 shares for cash of $230,000 received subsequent to March 31, 2005.

NOTE 2 - Management Assumptions

      The pro forma balance sheet and statements of operations assumes that the entities were together at the beginning of the period ended December 31, 2004.

      The pro forma balance sheet assumes that through the issuance of 10,421,750 shares of common stock and a cash payment of $120,000, the Company acquires all intellectual property of Purisys, Inc..

      The proforma statement of operations assumes that the assets acquired generated the revenues and expenses of Purisys, Inc.; therefore, the Company's revenues and expenses have been combined with Purisys, Inc.'s at the beginning of the period ended December 31, 2004.

                                   APPENDIX B

                          PLAN AND AGREEMENT OF MERGER
                                       OF
                                DATIGEN.COM, INC.
                              (a Utah corporation)
                                       AND
                          SMART ENERGY SOLUTIONS, INC.
                             (a Nevada corporation)

      PLAN AND AGREEMENT OF MERGER entered into on __________ ___, 2005 by Datigen.com, Inc., a Utah corporation ("Datigen"), and approved by resolution adopted by its Board of Directors on said date, and entered into on __________, 2005, by Smart Energy Solutions, Inc., a Nevada corporation ("Smart Energy"), and approved by resolution adopted by its Board of Directors on said date.

      WHEREAS, Datigen is a business corporation of the State of Utah;

      WHEREAS, Smart Energy is a business corporation of the State of Nevada;

      WHEREAS, Smart Energy is the wholly-owned subsidiary of Datigen:

      WHEREAS, the Utah Business Corporation Act permits a merger of a business corporation of the State of Utah with and into a business corporation of another jurisdiction;

      WHEREAS, Datigen does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

      WHEREAS, Datigen and Smart Energy and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Datigen with and into Smart Energy (the "Merger") pursuant to the provisions of the Utah Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Datigen and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Smart Energy and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.

      1. Datigen shall, pursuant to the provisions of the Utah Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Smart Energy, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name Smart Energy pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Datigen, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Utah Business Corporation Act.

      2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

      3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

      4. The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

      5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one
(1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

      6. Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

      7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one
(1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

      8. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Utah Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Utah and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Utah and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

      9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the Merger herein provided for.

      10. The effective time of this Plan and Agreement of Merger, and the time at which the Merger herein agreed shall become effective in the State of Utah and the State of Nevada, shall be on the last to occur of:

(a)   the approval of this Plan and Agreement of Merger by the  stockholders  of
      the   terminating   corporation  in  accordance  with  the  Utah  Business
      Corporation Act; or

(b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(c) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Utah Revised Statutes, is filed with the Secretary of State of the State of Utah.

      11. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

      12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Utah and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Datigen and the stockholders of Smart Energy, no such amendment may (a) change the rate of exchange for any shares of Datigen or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Datigen; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Datigen or Smart Energy.

      IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   _____________________               DATIGEN.COM, INC.
                                             a Utah corporation



                          By: _______________________
                          Edward Braniff, Chief Financial Officer

                          SMART ENERGY SOLUTIONS, INC.
                          a Nevada corporation



                          By: _______________________
                          Edward Braniff, Chief Financial Officer

APPENDIX C

                      UTAH REVISED BUSINESS CORPORATION ACT
                                     PART 13

16-10A-1301. DEFINITIONS. For purposes of Part 13:

      (1) "Beneficial stockholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record stockholder.

      (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

      (3) "Dissenter" means a stockholder who is entitled to dissent from corporate action under Section 16-10A-1302 and who exercises that right when and in the manner required by Sections 16-10A-1320 through 16-10A-1328.

      (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

      (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

      (6) "Record stockholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the stockholder as provided in Section 16-10A-723.

      (7)  "Stockholder"   means  the  record   stockholder  or  the  beneficial
stockholder.

16-10A-1302. RIGHT TO DISSENT.

(1) A stockholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

      (a) consummation of a plan of merger to which the corporation is a party if: (i) stockholder approval is required for the merger by Section 16-10A-1103 or the articles of incorporation; or (ii) the corporation is a subsidiary that is merged with its parent under
            Section 16-10A-1104;

      (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

      (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a stockholder vote is required under Subsection 16-10A-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within one year after the date of sale; and

      (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the stockholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10A-1202(2).

(2) A stockholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the Articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a stockholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the Federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 stockholders, at the time of:

      (a) the record date fixed under Section 16-10A-707 to determine the stockholders entitled to receive notice of the stockholders' meeting at which the corporate action is submitted to a vote;

      (b)  the  record  date  fixed  under   Section   16-10A-704  to  determine
      stockholders   entitled  to  sign  writings  consenting  to  the  proposed corporate action; or

      (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of stockholders.

(4) The limitation set forth in Subsection (3) does not apply if the stockholder will receive for his shares, pursuant to the corporate action, anything except:

      (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

      (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 stockholders;

      (c) cash in lieu of fractional shares; or

      (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5) A stockholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10A-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record stockholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the stockholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the stockholder dissents and the other shares held of record by him were registered in the names of different stockholders.

(2) A beneficial stockholder may assert dissenters' rights as to shares held on his behalf only if:

      (a) the beneficial stockholder causes the corporation to receive the record stockholder's written consent to the dissent not later than the time the beneficial stockholder asserts dissenters' rights; and

      (b) the beneficial stockholder dissents with respect to all shares of which he is the beneficial stockholder.

(3) The corporation may require that, when a record stockholder dissents with respect to the shares held by any one or more beneficial stockholders, each beneficial stockholder must certify to the corporation that both he and the record stockholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10A-1322.

16-10A-1320. NOTICE OF DISSENTERS' RIGHTS.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is submitted to a vote at a stockholders' meeting, the meeting notice must be sent to all stockholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that stockholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the stockholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the stockholders' meeting for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is authorized without a meeting of stockholders pursuant to Section 16-10A-704, any written or oral solicitation of a stockholder to execute a written consent to the action contemplated by Section 16-10A-704 must be accompanied or preceded by a written notice stating that stockholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to stockholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a stockholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10A-704 for which the notice was to have been given.

16-10A-1321. DEMAND FOR PAYMENT -- ELIGIBILITY AND NOTICE OF INTENT.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenters' rights:

      (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

      (b) may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is authorized without a meeting of stockholders pursuant to Section 16-10A-704, a stockholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a stockholder must have been a stockholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10A-1302 is approved by the stockholders, if stockholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of stockholders.

(4) A stockholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part. 16-10A-1322.

DISSENTERS' NOTICE.

(1) If proposed corporate action creating dissenters' rights under Section 16-10A-1302 is authorized, the corporation shall give a written dissenters' notice to all stockholders who are entitled to demand payment for their shares under this part.

(2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and shall:

      (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

      (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

      (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

      (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

      (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

      (f) state the requirement contemplated by Subsection 16-10A-1303(3), if the requirement is imposed; and

      (g) be accompanied by a copy of this part.

16-10A-1323. PROCEDURE TO DEMAND PAYMENT.

(1) A stockholder who is given a dissenters' notice described in Section 16-10A-1322, who meets the requirements of Section 16-10A-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

      (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10A-1322(2)(d), duly completed, or may be stated in another writing;

      (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

      (c) if required by the corporation in the dissenters'  notice described in
      Section 16-10A-1322, as contemplated by Section 16-10A-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to stockholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10A-1302.

(2) A stockholder who demands payment in accordance with Subsection (1) retains all rights of a stockholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A stockholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10A-1324. UNCERTIFICATED SHARES.

(1) Upon receipt of a demand for payment under Section 16-10A-1323 from a stockholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10A-1326.

(2) In all other respects, the provisions of Section 16-10A-1323 apply to stockholders who own uncertificated shares.

16-10A-1325. PAYMENT.

(1) Except as provided in Section 16-10A-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10A-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10A-1323, and who meets the requirements of Section 16-10A-1321, and who has not yet received payment.

(2) Each payment made pursuant to Subsection (1) must be accompanied by:

      (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

            (B) an income statement for that year;

            (C) a statement of changes in stockholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to stockholders; and

            (D) the latest available interim financial statements, if any; (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to stockholders;

      (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

      (c) a statement of the dissenter's right to demand payment under Section 16-10A-1328; and

      (d) a copy of this part.

16-10A-1326. FAILURE TO TAKE ACTION.

(1) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all stockholders who submitted a demand for payment pursuant to Section 16-10A-1323 shall thereafter have all rights of a stockholder as if no demand for payment had been made.

(2) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10A-1322, and the provisions of Sections 16-10A-1323 through 16-10A-1328 shall again be applicable.

16-10A-1327. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

(1) A corporation may, with the dissenters' notice given pursuant to Section 16-10A-1322, state the date of the first announcement to news media or to stockholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10A-1302 and state that a stockholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10A-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

(2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10A-1325(2).

16-10A-1328. PROCEDURE FOR STOCKHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

(1) A  dissenter  who has not  accepted  an offer  made by a  corporation  under
Section 16-10A-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10A-1325, if:

      (a) the dissenter believes that the amount paid under Section 16-10A-1325 or offered under Section 16-10A-1327 is less than the fair value of the shares;

      (b) the corporation fails to make payment under Section 16-10A-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

      (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10A-1326.

(2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

16-10A-1330. JUDICIAL APPRAISAL OF SHARES -- COURT ACTION.

(1) If a demand for payment under Section 16-10A-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10A-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10A-1321, 16-10A-1323, and 16-10A-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10A-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10A-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of stockholders for the record stockholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

      (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10A-1325; or

      (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10A-1327.

16-10A-1331. COURT COSTS AND COUNSEL FEES.

(1) The court in an appraisal proceeding commenced under Section 16-10A-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10A-1328.

(2) The court may also assess the fees and expenses of counsel and expertsfor the respective parties, in amounts the court finds equitable:

      (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10A-1320 through 16-10A-1328; or

      (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

APPENDIX D
                            ARTICLES OF INCORPORATION

                                       OF

                          SMART ENERGY SOLUTIONS, INC.

      I, the person hereinafter named as incorporator, for the purpose of associating to establish a corporation, under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, do hereby adopt and make the following Articles of Incorporation:

      FIRST: The name of the corporation (hereinafter called the corporation) is Smart Energy Solutions, Inc.

      SECOND: The name of the corporation's resident agent in the State of Nevada is CSC Services of Nevada, Inc., and the street address of the said resident agent where process may be served on the corporation is 502 East John Street, Carson City 89706. The mailing address and the street address of the said resident agent are identical.

      THIRD: (a) The total number of shares of stock which the Corporation shall have authority to issue is Five Hundred and One Million (501,000,000) which shall consist of (i) Five Hundred Million (500,000,000) shares of common stock, no par value per share (the "Common Stock"), and (ii) One Million (1,000,000) shares of preferred stock, no par value per share (the "Preferred Stock").

            (b) The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board"), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

                  (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board increasing such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board;

                  (ii) The dividend rate of such series, the conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of Stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

                  (iii) The  conditions  upon  which the  shares of such  series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

                  (iv) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                  (v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                  (vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                  (vii) The  rights of the  shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation; and

                  (viii) Any other powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation.

            (c) The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

            (d) The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

      FOURTH: The governing board of the corporation shall be styled as a "Board of Directors", and any member of said Board shall be styled as a "Director."

      The number of members constituting the first Board of Directors of the corporation is five; and the name and the post office box or street address, either residence or business, of each of said members are as follows:

         NAME                                 ADDRESS
         -----------------                    --------------------------
         Amir Uziel                           9 Hakormim Street
                                              Risho Lezion, Israel 75749

         Aharon Y. Levinas
         Tamir Levinas

         Joseph Bahat

         Jacob Enoch

      The number of directors of the corporation may be increased or decreased in the manner provided in the Bylaws of the corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

      FIFTH:  The  name  and the  post  office  box or  street  address,  either
residence  or  business,   of  the   incorporator   signing  these  Articles  of
Incorporation are as follows:

         NAME                                      ADDRESS
         ------------------                        -------------------
         Corporate Services                        Carson City, Nevada

      SIXTH: The corporation shall have perpetual existence.

      SEVENTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented. Any repeal or amendment of this Article by the stockholders of the Corporation shall be prospective.

      EIGHTH: The corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      NINTH: The nature of the business of the corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

      TENTH: The corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

APPENDIX D

                                     BY-LAWS
                                       OF
                          SMART ENERGY SOLUTIONS, INC.
                               (the "Corporation")
                              * * * * * * * * * * *

                                    ARTICLE I
                                     Offices

      The registered office of the Corporation shall be in the City of Carson City, County of Carson City, State of Nevada. The Corporation also may have offices at such other places, both within and without the State of Nevada, as the Board may determine and designate from time to time or the business of the Corporation requires. The principal business office of the Corporation shall be in Clifton, County of Passaic, State of New Jersey.

                                   ARTICLE II
                                      Books

      The books and records of the Corporation may be kept (except as otherwise provided by the laws of the State of Nevada) outside of the State of Nevada and at such place or places as may be designated by the Board of Directors.

                                   ARTICLE III
                                  Stockholders

      Section 1. Place of Meetings, etc. Except as otherwise provided in these Bylaws, all meetings of the stockholders shall be held at such dates, times and places, within or without the State of Nevada, as shall be determined by the Board of Directors or the President of the Corporation and as shall be stated in the notice of the meeting or in waivers of notice thereof. If the place of any meeting is not so fixed, it shall be held at the registered office of the Corporation in the State of Nevada.

      Section 2. Annual Meetings. The Annual Meeting of stockholders of the Corporation for the election of Directors and the transaction of such other business as may properly come before said meeting shall be held at the principal business office of the Corporation or at such other place or places either within or without the State of Nevada as may be designated by the Board of Directors and stated in the notice of the meeting, on a date not later than 120 days following the close of the fiscal year of the Corporation as designated by the Board of Directors.

      Section 3. Special Meetings. Special meetings of the stockholders of the Corporation shall be held whenever called in the manner required by the laws of the State of Nevada for purposes as to which there are special statutory provisions, and for other purposes whenever called by resolution of the Board of Directors, or by the President, or by the holders of a majority of the outstanding shares of capital stock of the Corporation the holders of which are entitled to vote on matters that are to be voted on at such meeting. Any such Special Meetings of stockholders may be held at the principal business office of the Corporation or at such other place or places, either within or without the State of Nevada, as may be specified in the notice thereof. Business transacted at any Special Meeting of stockholders of the Corporation shall be limited to the purposes stated in the notice thereof. The notice shall state the date, time, place and purpose or purposes of the proposed meeting.

      Section 4. Notice of Meetings. Except as otherwise required or permitted by law, whenever the stockholders of the Corporation are required or permitted to take any action at a meeting, written notice thereof shall be given, stating the place, date and time of the meeting and, unless it is the annual meeting, by or at whose direction it is being issued. The notice also shall designate the place where the stockholders' list is available for examination, unless the list is kept at the place where the meeting is to be held. Notice of a Special Meeting also shall state the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid and shall be directed to each stockholder at his or her address as it appears on the record of stockholders, unless he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, in which case it shall be directed to him or her at the other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend the meeting, except for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened, or who shall submit, either before or after the meeting, a signed waiver of notice. Unless the Board of Directors, after the adjournment of such meeting, shall fix a new record date for an adjourned meeting or unless the adjournment is for more than thirty (30) days, notice of an adjourned meeting need not be given if the place, date and time to which the meeting shall be adjourned is announced at the meeting at which the adjournment is taken.

      Section 5. List of Stockholders. The officer of the Corporation who shall have charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place specified in the notice of the meeting or at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder present at the meeting.

      Section 6. Quorum. Except as otherwise expressly provided by the laws of the State of Nevada, or by the Certificate of Incorporation of the Corporation, or by these Bylaws, at any and all meetings of the stockholders of the Corporation there must be present, either in person or by proxy, stockholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at said meeting. At any meeting of stockholders at which a quorum is not present, the holders of, or proxies for, a majority of the stock which is represented at such meeting, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      Section 7. Organization. The President shall call to order meetings of the stockholders and shall act as Chairman of such meetings. The Board of Directors or the stockholders may appoint any stockholder or any Director or officer of the Corporation to act as Chairman at any meeting in the absence of the President. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

      Section 8. Voting. Except as otherwise provided by the Certificate of Incorporation of the Corporation or these Bylaws, at any meeting of the stockholders each stockholder of record of the Corporation having the right to vote thereat shall be entitled to one (1) vote for each share of stock outstanding in his or her name on the books of the Corporation as of the record date and entitling him or her to so vote. A stockholder may vote in person or by proxy. Except as otherwise provided by the law of the State of Nevada or by the Certificate of Incorporation of the Corporation, any corporate action to be taken by a vote of the stockholders, other than the election of directors, shall be authorized by not less than a majority of the votes cast at a meeting by the stockholders present in person or by proxy and entitled to vote thereon. Directors shall be elected as provided in Section 1 of Article IV of these Bylaws. Written ballots shall not be required for voting on any matter unless ordered by the Chairman of the meeting.

      Section 9. Proxies. Every proxy shall be executed in writing by the stockholder or by his or her attorney-in-fact.

      Section 10. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation of the Corporation, whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the laws of the state of Nevada or of the Certificate of Incorporation, such corporate action may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but who were entitled to vote on the matter.

                                   ARTICLE IV
                                    Directors

      Section 1. Number, Election and Term of Office. The business and affairs of the Corporation shall be managed by the Board of Directors. The number of Directors which shall constitute the whole Board shall be not less than one (1) nor more than nine (9). Within such limits, the number of Directors may be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Certificate of Incorporation. The initial board shall consist of two (2) Directors. Directors need not be stockholders. Directors shall be elected at the Annual Meeting of the stockholders of the Corporation, except as provided in Section 2 of this
Article IV, to serve until their respective successors are duly elected and qualified. When used in these Bylaws, the phrase "entire Board" means the total number of directors which the Corporation would have if there were no vacancies.

      Section 2. Vacancies and Newly Created Directorships. Except as hereinafter provided, any vacancy in the office of a Director occurring for any reason other than the removal of a Director pursuant to Section 3 of this Article, and any newly created Directorship resulting from any increase in the authorized number of Directors, may be filled by a majority of the Directors then in office. In the event that any vacancy in the office of a Director occurs as a result of the removal of a Director pursuant to Section 3 of this Article, or in the event that vacancies occur contemporaneously in the offices of all of the Directors, such vacancy or vacancies shall be filled by the stockholders of the Corporation at a meeting of stockholders called for that purpose. Directors chosen or elected as aforesaid shall hold office until their respective successors are duly elected and qualified.

      Section 3. Removals. At any meeting of stockholders of the Corporation called for that purpose, the holders of a majority of the shares of capital stock of the Corporation entitled to vote at such meeting may remove from office any or all of the Directors, with or without cause.

      Section 4. Resignations. Any director may resign at any time by giving written notice of his or her resignation to the Corporation. A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

      Section 5. Place of Meetings. Except as otherwise provided in these Bylaws, all meetings of the Board of Directors shall be held at the principal business office of the Corporation or at such other place, within or without the State of Nevada, as the Board determines from time to time.

      Section 6. Annual Meetings. The annual meeting of the Board of Directors shall be held either (a) without notice immediately after the annual meeting of stockholders and in the same place, or (b) as soon as practicable after the annual meeting of stockholders on such date and at such time and place as the Board determines.

      Section 7. Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates and at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as the Board determines. Notice of regular meetings need not be given, except as otherwise required by law.

      Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the President or any two Directors on notice given to each Director, and such meetings shall be held at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as shall be specified in the notices thereof. The request shall state the date, time, place and purpose or purposes of the proposed meeting.

      Section 9. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each annual meeting held pursuant to subdivision (b) of Section 6 of this Article IV) shall be given, not later than 24 hours before the meeting is scheduled to commence, by the President or the Secretary and shall state the place, date and time of the meeting. Notice of each meeting may be delivered to a Director by hand or given to a director orally (whether by telephone or in person) or mailed or telegraphed to a Director at his or her residence or usual place of business, provided, however, that if notice of less than 72 hours is given it may not be mailed. If mailed, the notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, and if telegraphed, the notice shall be deemed to have been given when the contents of the telegram are transmitted to the telegraph service with instructions that the telegram immediately be dispatched. Notice of any meeting need not be given to any Director who shall submit, either before or after the meeting, a signed waiver of notice or who shall attend the meeting, except if such Director shall attend for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all Directors not present at the time of the adjournment, as well as to the other Directors unless the place, date and time of the new meeting is announced at the adjourned meeting.

      Section 10. Quorum. Except as otherwise provided by the laws of the State of Nevada or in these Bylaws, at all meetings of the Board of Directors of the Corporation a majority of the entire Board shall constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another place, date and time.

      Section 11. Conduct of Meetings. At each meeting of the Board of Directors of the Corporation, the President or, in his or her absence, a Director chosen by a majority of the Directors present shall act as Chairman of the meeting. The Secretary or, in his or her absence, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting and keep the minutes thereof. The order of business at all meetings of the Board shall be as determined by the Chairman of the meeting.

      Section 12. Committees of the Board. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate an executive committee and other committees, each consisting of one (1) or more Directors. Each committee (including the members thereof) shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any committee. Alternate members may replace any absent or disqualified member or members at any meeting of a committee. In addition, in the absence or disqualification of a member of a committee, if no alternate member has been designated by the Board of Directors, the members present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

      Except as limited by the laws of the State of Nevada, each committee, to the extent provided in the resolution establishing it, shall have and may exercise all the powers and authority of the Board of Directors with respect to all matters.

      Section 13. Operation of Committees. A majority of all the members of a committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of a committee present at a meeting at which a quorum is present shall be the act of the committee. Each committee shall adopt whatever other rules of procedure it determines for the conduct of its activities.

      Section 14. Consent to Action. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

      Section 15. Meetings Held Other Than in Person. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or any committee may participate in a meeting of the Board of Directors or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

      Section 16. Compensation of Directors. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for the attendance at each regular or special meeting of the Board; however nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

                                    ARTICLE V
                                    Officers

      Section 1. Number, Election and Term of Office. The officers of the Corporation shall be a President, a Chief Executive Officer, a Secretary and a Chief Financial Officer, and may at the discretion of the Board of Directors include a Chairman of the Board and one or more Vice Presidents, Director of Corporate Development, General Managers, Assistant Financial Officers and Assistant Secretaries. The officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the Annual Meeting of the stockholders, and shall hold their respective offices until their successors are duly elected and qualified. Any two (2) offices may be held by the same person. The Board of Directors may from time to time appoint such other officers and agents as the interests of the Corporation may require and may fix their duties and terms of office. Any officer may devote less than one hundred percent (100%) of his or her working time to his or her activities as such if the Board of Directors so approves.

      Section 2. The President. The President shall be the chief executive and operating officer of the Corporation, and shall preside at all meetings of the stockholders and of the Board of Directors. The President shall have general and active management of the business and affairs of the Corporation, subject to the control of the Board, shall see that all orders and resolutions of the Board are effectuated, and shall have such other powers and duties as the Board assigns to him. He shall ensure that the books, reports, statements, certificates and other records of the Corporation are kept, made or filed in accordance with the laws of the State of Nevada. He shall cause to be called regular and special meetings of the stockholders and of the Board of Directors in accordance with these Bylaws. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or where required by law to be otherwise signed, executed or delivered. He may sign, jointly with the Chief Financial Officer, an Assistant Financial Officer, the Secretary, or an Assistant Secretary, certificates of stock of the Corporation. He shall appoint and remove, employ and discharge, and fix the compensation of all servants, agents, employees and clerks of the Corporation other than the duly elected or appointed officers, subject to the approval of the Board of Directors. In addition to the powers and duties expressly conferred upon him by these Bylaws, he shall, except as otherwise specifically provided by the laws of the State of Nevada, have such other powers and duties as shall from time to time be assigned to him by the Board of Directors.

      Section 3. The Vice President. There may be such Vice Presidents as the Board of Directors shall determine from time to time, with duties determined by the Board of Directors. If there is only one Vice President appointed by the Board, he shall perform, in the absence or disability of the President, the duties and exercise the powers of the President and shall have such other powers and duties as the Board or the President assigns to him.

      Section 4. The Secretary. The Secretary may sign all certificates of stock of the Corporation jointly with the President. He shall record all the proceedings of the meetings of the stockholders and the Board of Directors of the Corporation in the books to be kept for that purpose. He shall have safe custody of the seal of the Corporation and, when authorized by the Board, he shall affix the same to any corporate instrument, and when so affixed he may attest the same by his signature. He shall keep the transfer books, in which all transfers of the capital stock of the Corporation shall be registered, and the stock books, which shall contain the names and addresses of all holders of the capital stock of the Corporation and the number of shares held by each. He shall keep the stock and transfer books available during business hours for inspection by any stockholder and for the transfer of stock. He shall notify the Directors and stockholders of the respective meetings as required by law or by these Bylaws of the Corporation. He shall have and perform such other powers and duties as may be required by law or the Bylaws of the Corporation, or which the Board or the President may assign to him from time to time.

      Section 5. Assistant Secretaries. The Assistant Secretaries shall, during the absence or incapacity of the Secretary, assume and perform all functions and duties which the Secretary might lawfully do if present and not under any incapacity.

      Section 6. The Chief Financial Officer. Subject to the control of the Board, the Chief Financial Officer shall have the care and custody of the corporate funds and the books relating thereto. He may sign all certificates of stock jointly with the President. He shall perform all other duties incident to the office of Chief Financial Officer. He shall have such other powers and duties as the Board or the President assigns to him from time to time. He shall keep full and accurate accounts of all receipts and disbursements of the Corporation in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board, and shall render to the President or the Directors, whenever they may require it, an account of all his transactions as Chief Financial Officer and an account of the business and financial position of the Corporation. The Chief Financial Officer shall be the "Treasurer" for purposes of the laws of the State of Nevada.

      Section 7. Assistant Financial Officers. The Assistant Financial Officers shall, during the absence or incapacity of the Chief Financial Officer, assume and perform all functions and duties which the Chief Financial Officer might lawfully do if present and not under any incapacity.

      Section 8. Treasurer's Bond. The Chief Financial Officer and Assistant Financial Officers shall, if required to do so by the Board of Directors, each give a bond (which shall be renewed every six (6) years) in sum and with such surety or sureties as the Board of Directors or the laws of the State of Nevada may require.

      Section 9. Transfer of Duties. The Board of Directors may transfer the power and duties, in whole or in part, of any officer to any other officer, or other persons, notwithstanding the provisions of these Bylaws, except as otherwise provided by the laws of the State of Nevada.

      Section 10. Removals. Subject to his or her earlier death, resignation or removal as hereinafter provided, each officer shall hold his or her office until his or her successor shall have been duly elected and shall have qualified. Any officer or agent of the Corporation may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the entire Board, at a meeting of the Board of Directors called for that purpose.

      Section 11. Resignations. Any officer or agent of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors or to the President or Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

      Section 12. Vacancies. If the office of President, Secretary or Chief Financial Officer becomes vacant for any reason, the Board of Directors shall choose a successor to hold such office for the unexpired term. If any other officer or agent becomes vacant for any reason, the Board of Directors may fill the vacancy, and each officer so elected shall serve for the remainder of his or her predecessor's term.

      Section 13. Compensation of Officers. The officers shall receive such salary or compensation as may be determined by the Board of Directors.

                                    ARTICLE V
                           Contracts, Checks and Notes

      Section 1. Contracts. Unless the Board of Directors shall otherwise specifically direct, all contracts of the Corporation shall be executed in the name of the Corporation by the President or a Vice President.

      Section 2. Checks and Notes. All negotiable instruments of the Corporation shall be signed by such officers or agents of the Corporation as may be designated by the Board of Directors.

                                   ARTICLE VI
                          Provisions Relating to Stock
                          Certificates and Stockholders

      Section 1. Certificates of Stock. Certificates for the Corporation's capital stock shall be in such form as required by law and as approved by the Board. Each certificate shall be signed in the name of the Corporation by the President or any Vice President and by the Secretary, the Chief Financial Officer or any Assistant Secretary or any Assistant Financial Officer and shall bear the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation or its employees, the signature of any officer of the Corporation may be a facsimile signature. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature was placed on any certificate shall have ceased to be such officer, transfer agent or registrar before the certificate shall be issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

      Section 2. Lost Certificates, etc. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board may require the owner of the lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of that fact and to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of the certificate or the issuance of a new certificate.

      Section 3. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

      Section 4. Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other action, the Board may fix in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

      Section 5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares by any other person, whether or not it shall have notice thereof, except as expressly provided by the laws of the State of Nevada.

                                   ARTICLE VII
                               General Provisions

      Section 1. Dividends. To the extent permitted by law, the Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation of the Corporation and the terms of any other corporate document or instrument binding upon the Corporation, to determine what, if any, dividends or distributions shall be declared and paid or made. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the Directors think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors think conducive to the interests of the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.

      Section 2. Seal. The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Nevada."

      Section 3. Fiscal Year. The fiscal year of the Corporation shall be end on December 31.

      Section 4. Voting Shares in Other Corporations. Unless otherwise directed by the Board, shares in other corporations which are held by the Corporation shall be represented and voted only by the President or by a proxy or proxies appointed by him or her.

      Section 5. Indemnification.


      (a) The Corporation shall indemnify any person who was, or is threatened to be made, a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director, officer, employee or agent of the Corporation, or (ii) while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or similar functionary of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under the Revised Statutes of the State of Nevada, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article VII is in effect. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement or otherwise.

      (b) As used herein, the term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding.

      (c) A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) for the payment of distributions in violation of the Revised Statutes of the State of Nevada. Any repeal or amendment of this Article VII by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the foregoing provisions of this Article VII, a director or officer shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including, without limitation, any subsequent amendment to the Revised Statutes of the State of Nevada.


                                  ARTICLE VIII
                                   Amendments

      These Bylaws may be adopted, altered, amended or repealed or new Bylaws may be adopted by the stockholders, or by the Board of Directors by the Certificate or Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.